Putnam
Tax-Free
Insured
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you about Putnam's commitment to establishing high fiduciary standards within the investment management industry. The firm's efforts took a step forward in January with a series of initiatives that were outlined in a letter to shareholders from Putnam President and CEO Ed Haldeman. Among other things, Putnam is placing voluntary limits on fund expenses and reducing sales loads. In addition, beginning this spring, shareholder communications will provide enhanced disclosure, including a comparison of fund costs with industry averages and a gauge of each fund's relative risk. They will also disclose the number of shares held by Putnam employees and discuss how the portfolio management team is compensated. Another new measure, taking effect April 19, 2004, will impose a 2% fee on shares that are sold within 5 days of purchase. This redemption fee demonstrates Putnam's commitment to preventing short-term trading in its funds, which can be detrimental to shareholders.

These changes serve to advance shareholder interests and provide a framework to help you make financial decisions. We encourage you to review the new disclosure as it is implemented and discuss it with your financial advisor. While we are pleased with this progress, the Trustees and Putnam are continuing to explore other measures that may provide greater transparency and enhanced protection for long-term shareholders.

Putnam Tax-Free Insured Fund's solid six-month performance reflects favorable economic and market conditions for the fixed-income markets that helped bring interest rates down over the course of the period. Despite surging stock market returns, the period was also a positive one for municipal bonds, as low inflation and improved fiscal conditions for municipalities across the country helped bolster bond prices. In the following pages, your fund's management team discusses fund performance, market trends, investment strategies, and sector performance that contributed to returns. The management team also discusses its expectations for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 17, 2004



Report from Fund Management

Fund highlights

 * During the semiannual period ended January 31, 2004, Putnam Tax-Free Insured Fund's class A shares had total returns of 5.53% at net asset value (NAV) and 0.53% at public offering price (POP).

 * Due to its emphasis on high-quality securities and a defensive interest-rate positioning, the fund's performance at NAV underperformed its benchmark index, the Lehman Municipal Bond Index, which returned 5.73% during the six-month period.

 * As a result of its slightly lower interest-rate sensitivity, the fund also underperformed the average return of 5.67% for the Lipper Insured Municipal Debt Funds category, based on results at NAV.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

During the first half of its fiscal year, Putnam Tax-Free Insured Fund benefited from an unusually positive confluence of factors that drove solid returns in the bond market, as well as strong returns in the equity market. The U.S. economy steamed forward, with robust growth of 8.2% in the third calendar quarter of 2003, and healthy, albeit somewhat slower, growth in the fourth calendar quarter. However, with high productivity, an accommodative Federal Reserve Board monetary policy, and no apparent threat of inflation, bond yields -- fluctuating within a broad range -- generally declined over the six-month period, helping bolster returns (since bond prices move in the opposite direction of yields). In this environment, bonds with lower credit quality and greater interest-rate sensitivity generally outperformed higher-quality bonds and those with less sensitivity to interest-rate changes. As a result, your fund underperformed its benchmark index and Lipper category average, due to its focus on higher-quality bonds and its slightly defensive interest-rate sensitivity.

FUND PROFILE

Putnam Tax-Free Insured Fund invests in bonds that are insured as to timely payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or bonds that are rated AAA (or the equivalent), which is the highest credit rating available. The fund is intended and may be appropriate for investors seeking high current income free from federal income tax.


Market overview

The bond market experienced a significant sell-off just prior to the semiannual period that drove yields higher and prices correspondingly lower. Thereafter, yields drifted up and down through the end of 2003 with each bit of news that either challenged or supported the notion of a sustained economic recovery. Overall, municipal bond yields trended downward between August 1, 2003, and January 31, 2004, and were slightly lower at the end of the period. In addition, the ratio of municipal bond yields to comparable Treasury yields declined from about 90% to 80% before rising again to about 85%, its long-term average, at the end of the period. The decline of this ratio indicated that municipals generally outperformed Treasuries during the period.

California's general obligation (GO) bonds reflected improving confidence in California's future at the beginning of the period, as shown by the narrowing yield spread (or difference) between California GO bonds and AAA-rated bonds. However, shortly after Governor Schwarzenegger took office, he made it plain that if voters did not approve a $15 billion bond issuance, significant budget cuts would be necessary to prevent the state from going into bankruptcy. Investor reaction to this uncertainty caused the yield spread between California GO bonds and AAA-rated bonds to widen, and we expect that it will remain wide for some time.

Municipal bonds within the airline, tobacco, utilities, and basic industrials sectors performed well. Airline-related bonds have benefited from a rebound in business and leisure travel and lessening fears of bankruptcies within the industry. Tobacco settlement bonds performed well as favorable legal decisions improved the outlook for ongoing litigation, while utilities and industrial bonds were helped by cyclical increases in demand.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.73%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.49%
------------------------------------------------------------------------------
Lehman GNMA Index (Government National
Mortgage Association bonds)                                             3.66%
------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                9.18%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.23%
------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             22.67%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.35%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/04.
------------------------------------------------------------------------------


Strategy overview

In the months prior to the beginning of the period, the fund's duration, or interest-rate sensitivity, had been reduced -- a defensive positioning -- which meant that we structured the maturities of the bonds in the portfolio in an effort to reduce the impact of rising rates on the fund's share price. When rates spiked in June and July, this strategy was beneficial for the fund's relative performance. By early August, our sense was that the sharp yield increases of June and July had mostly run their course, so we changed the portfolio's duration to a more neutral stance, meaning that we sought to make the fund no more or less sensitive to interest-rate changes than its benchmark.

During the fall and winter months, with increasing evidence that the economy was growing, we again began reducing the fund's duration so that by the end of the period it had become more defensive. Since bond yields generally declined during the period, this strategy detracted somewhat from the fund's relative performance. However, as of the end of the period, we believed that the market's overall sensitivity to a change in rates was so high that if, in fact, the Fed were to raise rates (or even hint it will do so), bond prices could decline. Consequently, we believe a more defensive posture is warranted. There was an investment policy change during the period, which called for the elimination from the portfolio of bonds that pay interest that is subject to the alternative minimum tax (AMT). According to several recent studies, significantly more investors are projected to be subject to AMT in the future. As a fund that is completely AMT-free, the fund may be able to gather assets from investors seeking to invest in securities that pay interest that is not subject to AMT, and shareholders of the fund may benefit from lower expenses resulting from economies of scale of a larger asset base.




[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                           7/31/03      1/31/04

Average effective
maturity in years            9.2          8.1

Duration in years            6.4          5.9

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund sectors affected performance

All of the sectors in the fund had positive performance during the period, although housing and tax-exempt refunded bonds lagged other sectors. Housing bonds, which typically finance a variety of housing projects around the country, are backed by mortgage payments. When interest rates are low and large numbers of homeowners refinance their mortgages, investors begin to worry that housing bonds will be hurt by prepayments, and this concern can affect bond performance. During the past six months, when bonds generally appreciated in price, housing bonds did not participate fully in this appreciation because of prepayment concerns. However, the housing bonds in the fund still provided a solid income stream, so their performance was positive. Also, the percentage of housing bonds in the fund was small, so the impact on relative performance was not particularly significant.

Refunded bonds are created in a way that is similar to the refinancing of a home mortgage. When municipalities borrow money at lower interest rates to refinance older bonds issued when rates were higher, a refunded bond is created. Unlike a home mortgage, however, the original municipal bond remains outstanding, with a shorter potential maturity, as the call date effectively becomes the maturity date. (The call date is an agreed-upon date in the bond issue when the issuer can redeem, or call, the bond from the borrower. It is advantageous for issuers if interest rates decline before the bond matures.) Once the refinancing is completed, the municipality uses the proceeds to buy a portfolio of U.S. Treasury securities, creating an escrow account that provides the backing for interest and principal payments on the refunded bonds. Refunded bonds typically enjoy the equivalent of AAA-rated quality and are advantageous because their interest and principal is backed by this escrow account. In a declining-rate environment, however, these securities, because of their shorter maturities, tend to appreciate less than longer-maturity bonds do. Nevertheless, like the housing bonds in the fund, these securities still paid their coupon income and had positive performance.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA      (87.9%)

VMIG1/A-1+   (12.1%)

Footnote reads:
As a percentage of market value as of 1/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Non-callable bonds performed well during the period. We added several positions in 20- and 30-year non-callable bonds, which proved helpful for the fund's returns. We also focused on creating a "barbell" structure in the portfolio, concentrating holdings on the longer and shorter-term ends of the yield curve and reducing exposure to intermediate-term bonds. This can be beneficial when the yield curve, a graphical representation of the yields of bonds of all maturities, is steep, meaning that there is a significant difference between the yields of long- and short-maturity bonds. The reason a barbell structure is advantageous when the yield curve is steep is that, should the curve flatten (narrowing the difference between long- and short-maturity bond yields), intermediate-maturity bonds can underperform bonds with either long or very short maturities. Since the curve is now so steep, we believe it could flatten in the coming year and that a barbell structure may enable the fund to take advantage of the shift.

Finally, because of the change in investment policy that entailed the elimination of bonds that pay interest that is subject to AMT, we sold the portfolio's relatively small portion of these securities during the period, so that by November 2003, the fund held no AMT bonds.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


OF SPECIAL INTEREST

Fund investment policy changed. Due to the prospect that significantly large numbers of taxpayers could be subject to the Alternative Minimum Tax (AMT) in the coming years, the fund changed its investment policy so that the fund's assets will no longer be invested in AMT bonds. The change in policy, which became effective on November 30, 2003, was voted on by the fund's Trustees, but did not require a shareholder vote. The following sentence was added to the Main Investment Strategies section of the fund's prospectus on page two: "Currently, the fund does not intend to invest in securities the interest on which is subject to the AMT."

Putnam introduces a new redemption fee to protect long-term investors in the funds. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. Beginning on April 19, 2004, the 1% redemption fee currently applicable to international, global, and taxable high-yield funds will be imposed on shares that are exchanged or redeemed within 6 to 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In its statement on January 28, 2004, the Federal Reserve Board said it could "be patient" about raising short-term interest rates, marking a slight, yet significant, change from its earlier position as it hinted at the potential for raising rates in the future. As the bond market responded, interest rates rose slightly. There is a general assumption that with economic growth comes inflation and rising interest rates. In our view, bond market prices already reflect the economy's strength.

In the short term, there is a risk that economic data could disappoint or that some unexpected event could cause market instability. We believe that either outcome could cause a flight to quality and a short-lived period of lower rates. However, we believe interest rates could rise in the long term and that the Fed may initiate a tightening cycle as early as this summer. We feel any actions taken by the Fed in this election year would probably be well planned and executed to limit potential disruption to the financial markets.

In light of the increasingly large federal budget deficit, the prospect for heavy issuance of Treasury debt continues to be a cloud over the market. We will continue to monitor trends in the municipal bond market to pursue the most compelling opportunities and help you achieve your financial objectives.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Shares of this fund are not insured, and their prices will fluctuate with market conditions.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/04
-------------------------------------------------------------------------------
                       Class A        Class B        Class C        Class M
(inception dates)     (9/20/93)       (9/9/85)      (7/26/99)       (6/1/95)
-------------------------------------------------------------------------------
                     NAV    POP     NAV    CDSC    NAV    CDSC     NAV    POP
-------------------------------------------------------------------------------
6 months            5.53%  0.53%   5.25%   0.25%  5.19%   4.19%   5.46%  2.07%
-------------------------------------------------------------------------------
1 year              5.55   0.47    4.91   -0.09   4.69    3.69    5.30   1.93
-------------------------------------------------------------------------------
5 years            27.28  21.19   24.33   22.37  22.24   22.24   25.77  21.72
Annual average      4.94   3.92    4.45    4.12   4.10    4.10    4.69   4.01
-------------------------------------------------------------------------------
10 years           65.77  57.90   59.48   59.48  53.05   53.05   60.38  55.18
Annual average      5.18   4.67    4.78    4.78   4.35    4.35    4.84   4.49
-------------------------------------------------------------------------------
Annual average
(life of fund)      7.19   6.91    6.96    6.96   6.65    6.65    6.99   6.80
-------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/04
---------------------------------------------------------------------------
                               Lehman          Lipper Insured
                              Municipal      Municipal Debt Funds
                              Bond Index      category average*
---------------------------------------------------------------------------
6 months                         5.73%               5.67%
---------------------------------------------------------------------------
1 year                           6.18                5.50
---------------------------------------------------------------------------
5 years                         31.93               25.25
Annual average                   5.70                4.60
---------------------------------------------------------------------------
10 years                        78.50               63.01
Annual average                   5.97                4.99
---------------------------------------------------------------------------
Annual average
(life of fund)                   8.10                7.43
---------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/04, there were 53, 49, 42, and 26 funds, respectively, in this Lipper category.



------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/04
------------------------------------------------------------------------------------------
                                      Class A      Class B      Class C     Class M
------------------------------------------------------------------------------------------
Distributions (number)                  6            6            6            6
------------------------------------------------------------------------------------------
Income 1                             $0.275119    $0.225633    $0.214135    $0.252748
------------------------------------------------------------------------------------------
Capital gains 1
------------------------------------------------------------------------------------------
Long-term                            $0.204000    $0.204000    $0.204000    $0.204000
------------------------------------------------------------------------------------------
Short-term                           $0.052500    $0.052500    $0.052500    $0.052500
------------------------------------------------------------------------------------------
Total                                $0.531619    $0.482133    $0.470635    $0.509248
------------------------------------------------------------------------------------------
Share value:                        NAV     POP      NAV          NAV      NAV     POP
------------------------------------------------------------------------------------------
7/31/03                          $14.93  $15.67   $14.95       $14.95   $14.97  $15.47
------------------------------------------------------------------------------------------
1/31/04                           15.22   15.94*   15.25        15.25    15.27   15.78
------------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------------
Current dividend rate 2            3.40%   3.25%    2.75%        2.60%    3.10%   3.00%
------------------------------------------------------------------------------------------
Taxable equivalent 3               5.23    5.00     4.23         4.00     4.77    4.62
------------------------------------------------------------------------------------------
Current 30-day SEC yield 4         2.62    2.50     1.93         1.78     2.30    2.23
------------------------------------------------------------------------------------------
Taxable equivalent 3               4.03    3.85     2.97         2.74     3.54    3.43
------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35.00% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.
  Reflects an expense waiver in effect during the period, without which yields would have been lower.



-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------
                       Class A        Class B        Class C        Class M
(inception dates)     (9/20/93)       (9/9/85)      (7/26/99)       (6/1/95)
-------------------------------------------------------------------------------
                     NAV    POP     NAV    CDSC    NAV    CDSC     NAV    POP
-------------------------------------------------------------------------------
6 months            0.89% -3.90%   0.56%  -4.31%  0.46%  -0.51%   0.79% -2.55%
-------------------------------------------------------------------------------
1 year              4.58  -0.42    3.86   -1.10   3.65    2.66    4.25   0.87
-------------------------------------------------------------------------------
5 years            28.30  22.21   25.36   23.38  23.15   23.15   26.72  22.58
Annual average      5.11   4.09    4.62    4.29   4.25    4.25    4.85   4.16
-------------------------------------------------------------------------------
10 years           66.90  58.99   60.46   60.46  54.06   54.06   61.31  56.02
Annual average      5.26   4.75    4.84    4.84   4.42    4.42    4.90   4.55
-------------------------------------------------------------------------------
Annual average
(life of fund)      7.20   6.91    6.96    6.96   6.65    6.65    6.99   6.80
-------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% (since reduced to 4.50%) maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2004 (Unaudited)


Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC         AMBAC Indemnity Corporation
COP           Certificate of Participation
FGIC          Financial Guaranty Insurance Company
FSA           Financial Security Assurance
GNMA Coll.    Government National Mortgage Association Collateralized
G.O. Bonds    General Obligation Bonds
MBIA          MBIA Insurance Company
PSFG          Permanent School Fund Guaranteed
VRDN          Variable Rate Demand Notes
XLCA          XL Capital Assurance


Municipal bonds and notes (99.1%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (2.6%)
-------------------------------------------------------------------------------
    $3,000,000 Alabama A&M U. Rev. Bonds, MBIA,
               6 1/2s, 11/1/25                       Aaa             $3,330,000
     7,500,000 Jefferson Cnty., Swr. Rev. Bonds,
               FGIC, 5 3/4s, 2/1/38                  AAA              8,681,250
                                                                 --------------
                                                                     12,011,250

Alaska (2.6%)
-------------------------------------------------------------------------------
               AK State Hsg. Fin. Corp. Rev. Bonds,
               Ser. A
     5,340,000 4.4s, 12/1/31                         Aaa              5,553,600
     6,000,000 MBIA, 5.9s, 12/1/19                   Aaa              6,247,500
                                                                 --------------
                                                                     11,801,100

Arkansas (0.4%)
-------------------------------------------------------------------------------
     2,000,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA, 3.95s, 4/1/19                    Aaa              1,987,500

California (8.9%)
-------------------------------------------------------------------------------
     2,105,000 Alvord, G.O. Bonds, Ser. A, MBIA,
               5.9s, 2/1/20                          Aaa              2,504,950
    12,000,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, AMBAC, 5 1/2s,
               5/1/13                                Aaa             13,740,000
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (Motion  Picture & TV Fund), AMBAC,
               5.35s, 1/1/24                         Aaa              3,131,250
     2,475,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds (Tobacco
               Settlement), Ser. B, AMBAC,
               5s, 6/1/38                            Aaa              2,515,219
     7,000,000 San Diego Cnty., Wtr. Auth. COP,
               FGIC, 5.681s, 4/23/08 (acquired
               various dates from 7/17/97 to
               8/13/02, cost $7,472,600) (RES)       Aaa              8,015,000
     2,000,000 San Diego, Unified School Dist. G.O.
               Bonds (Election of 1998), Ser. E,
               FSA, 5 1/4s, 7/1/19                   Aaa              2,192,500
     3,680,000 Santa Ana, Fin. Auth. Lease
               Rev. Bonds (Police Admin. & Hldg.
               Fac.), Ser. A, MBIA, 6 1/4s, 7/1/17   Aaa              4,554,000
     3,905,000 Vallejo City, Unified School Dist.
               G.O. Bonds, Ser. A, MBIA, 5.9s,
               2/1/22                                Aaa              4,622,544
                                                                 --------------
                                                                     41,275,463

Colorado (2.3%)
-------------------------------------------------------------------------------
       689,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Cmnty. Provider Pooled Loan
               Program), Ser. A, FSA, 7 1/4s,
               7/15/17                               Aaa                691,012
     5,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/25    Aaa              5,318,750
     4,000,000 Weld Cnty. School Dist. G.O. Bonds,
               FSA, 5 1/2s, 12/1/19                  Aaa              4,490,000
                                                                 --------------
                                                                     10,499,762

District of Columbia (0.9%)
-------------------------------------------------------------------------------
     1,000,000 DC COP, AMBAC, 5 1/4s, 1/1/09         AAA              1,112,500
     3,000,000 DC G.O. Bonds, Ser. A, FSA, 5 7/8s,
               6/1/05                                Aaa              3,180,000
                                                                 --------------
                                                                      4,292,500

Florida (6.7%)
-------------------------------------------------------------------------------
    13,675,000 Hernando Cnty., Rev. Bonds (Criminal
               Justice Complex Fin.), FGIC, 7.65s,
               7/1/16                                Aaa             18,820,219
     5,000,000 Orlando & Orange Cnty., Expressway
               Auth. Rev. Bonds, FGIC, 8 1/4s,
               7/1/14                                Aaa              7,006,250
     3,935,000 Sumter Cnty., School Dist.
               Rev. Bonds (Multi Dist. Loan
               Program), FSA, 7.15s, 11/1/15         Aaa              5,208,956
                                                                 --------------
                                                                     31,035,425

Georgia (1.5%)
-------------------------------------------------------------------------------
     3,360,000 Fulton Cnty., Dev. Auth. Rev. Bonds
               (Klaus Pkg. & Fam. Hsg. Project),
               MBIA, 5 1/4s, 11/1/20                 Aaa              3,675,000
       415,000 GA Muni. Elec. Pwr. Auth.
               Rev. Bonds, Ser. Y, AMBAC, 6.4s,
               1/1/13                                Aaa                505,781
     2,500,000 Muni. Elec. Auth. Rev. Bonds, 5s,
               1/1/26                                AAA              2,765,625
                                                                 --------------
                                                                      6,946,406

Idaho (1.7%)
-------------------------------------------------------------------------------
     7,760,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 0.98s, 7/1/30        VMIG1            7,760,000

Illinois (7.0%)
-------------------------------------------------------------------------------
     5,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC,
               5 5/8s, 1/1/39                        Aaa              6,022,500
               Chicago, Board of Ed. G.O. Bonds,
               Ser. A
     1,000,000 FGIC, 5 1/4s, 12/1/20                 Aaa              1,117,500
     1,500,000 MBIA, 5 1/4s, 12/1/19                 Aaa              1,633,125
     4,000,000 Cook Cnty., G.O. Bonds, Ser. D,
               AMBAC, 5 1/4s, 11/15/21               Aaa              4,300,000
     1,000,000 Du Page Cnty., Cmnty. High School
               Dist. G.O. Bonds (Dist. No. 108 -
               Lake Park), FSA, 5.6s, 1/1/20         Aaa              1,120,000
     5,000,000 IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s,
               10/1/19                               Aaa              5,462,500
     3,000,000 IL State G.O. Bonds, FGIC, 6s,
               11/1/26                               Aaa              3,592,500
               Regl. Trans. Auth. Rev. Bonds
     5,000,000 Ser. A, AMBAC, 8s, 6/1/17             Aaa              6,812,500
     2,000,000 Ser. B, MBIA, 5 3/4s, 6/1/33          Aaa              2,342,500
                                                                 --------------
                                                                     32,403,125

Indiana (4.1%)
-------------------------------------------------------------------------------
               Brownsburg Ind. 1999 School Bldg.
               Corp. Rev Bonds (1st Mtge.), Ser. A,
               FSA
     3,465,000 5 1/4s, 9/15/19                       AAA              3,794,175
     3,295,000 5 1/4s, 9/15/18                       AAA              3,632,738
     6,605,000 Center Grove, Bldg. Rev. Bonds,
               AMBAC, 5 1/2s, 1/15/26                Aaa              7,199,450
     1,000,000 Evansville Vanderburgh Pub. Leasing
               Corp. Rev. Bonds (1st Mtge.), MBIA,
               5 3/4s, 7/15/18                       Aaa              1,138,750
     3,135,000 IN Bond Bk. Rev. Bonds, AMBAC, 5s,
               2/1/06                                Aaa              3,338,775
                                                                 --------------
                                                                     19,103,888

Kansas (0.4%)
-------------------------------------------------------------------------------
     1,835,000 Olathe, Hlth. Fac. VRDN (Olathe Med.
               Ctr.), Ser. A, AMBAC, 0.98s, 9/1/32   A-1+             1,835,000

Louisiana (1.7%)
-------------------------------------------------------------------------------
        98,898 East Baton Rouge, Mtge. Fin. Auth.
               Rev. Bonds (Single Fam.), Ser. B,
               GNMA Coll., 8 1/4s, 2/25/11           AAA                 99,887
     3,000,000 LA Rev. Bonds, Ser. A, AMBAC,
               5 3/8s, 6/1/19                        Aaa              3,285,000
     4,000,000 LA State U. & Agriculture &
               Mechanical College Rev. Bonds, MBIA,
               5 1/2s, 7/1/26                        Aaa              4,260,000
                                                                 --------------
                                                                      7,644,887

Michigan (7.1%)
-------------------------------------------------------------------------------
       720,000 Detroit, Rev. Bonds, Ser. B, FGIC,
               5 1/4s, 7/1/20                        Aaa                774,900
    13,380,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1s, 7/1/33                       VMIG1           13,380,000
       500,000 Kent, Hosp. Fin. Auth. Rev. Bonds
               (Spectrum Hlth. Care), Ser. A, MBIA,
               5 1/2s, 1/15/17                       AAA                562,500
     5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Mercy Hlth. Svcs.), Ser. A, AMBAC,
               6s, 8/15/34                           Aaa              5,637,500
               MI State Strategic Fund, Ltd.
               Rev. Bonds  (Detroit Edison Co.),
               AMBAC
     3,500,000 4.85s, 9/1/30                         Aaa              3,902,500
     4,000,000 7s, 5/1/21                            Aaa              5,230,000
     3,190,000 Northern Michigan U. VRDN, FGIC,
               0.98s, 6/1/31                         VMIG1            3,190,000
                                                                 --------------
                                                                     32,677,400

Mississippi (3.7%)
-------------------------------------------------------------------------------
     4,000,000 Mississippi Dev. Bank Special Oblig.
               Rev. Bonds (Cap. & Equip.), Ser. A,
               AMBAC, 5 5/8s, 7/1/31                 AAA              4,585,000
               MS Dev. Bk. Special Obligation
               Rev. Bonds (Waste Wtr. & Solid Waste
               Mgt.), Ser. A, FSA
     1,855,000 5 3/8s, 2/1/19                        Aaa              2,028,906
     1,755,000 5 3/8s, 2/1/18                        Aaa              1,932,694
     7,500,000 MS State G.O. Bonds, Ser. A, MBIA,
               5 1/4s, 11/1/20                       AAA              8,400,000
                                                                 --------------
                                                                     16,946,600

Missouri (2.0%)
-------------------------------------------------------------------------------
     9,335,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN  (Cox Hlth. Syst.), AMBAC,
               1.03s, 6/1/22                         VMIG1            9,335,000

Montana (0.4%)
-------------------------------------------------------------------------------
     1,725,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              1,886,719

Nebraska (1.3%)
-------------------------------------------------------------------------------
     6,000,000 NE Investment Fin. Auth. Rev. Bonds,
               MBIA, 6.66s, 12/8/16                  Aaa              6,000,960

Nevada (1.8%)
-------------------------------------------------------------------------------
     4,000,000 Clark Cnty., Rev. Bonds, Ser. B,
               FGIC, 5 1/4s, 7/1/20                  Aaa              4,280,000
     3,665,000 Washoe Cnty., Arpt. Auth.
               Rev. Bonds, FSA, 5s, 7/1/11           Aaa              4,081,894
                                                                 --------------
                                                                      8,361,894

New Hampshire (1.2%)
-------------------------------------------------------------------------------
     5,000,000 NH State Tpk. Syst. Rev. Bonds,
               FGIC, 6.806s, 11/1/17                 Aaa              5,743,750

New Jersey (2.3%)
-------------------------------------------------------------------------------
    10,000,000 NJ Econ. Dev. Auth. Rev. Bonds
               (School Fac. Construction), Ser. F,
               FGIC, 5 1/4s, 6/15/21                 Aaa             10,787,500

New York (9.1%)
-------------------------------------------------------------------------------
     7,135,000 Metropolitan Trans. Auth.
               Rev. Bonds, Ser. A, FGIC, 5 1/2s,
               11/15/19                              Aaa              8,312,275
               Nassau Cnty., Hlth. Care Syst.
               Rev. Bonds  (Nassau Hlth. Care
               Corp.), FSA
     4,610,000 6s, 8/1/13                            Aaa              5,434,038
     2,285,000 6s, 8/1/12                            Aaa              2,673,450
    10,800,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. G, FGIC, 1s,
               6/15/24                               VMIG1           10,800,000
               NY State Dorm. Auth. Rev. Bonds
               (Brooklyn Law School), Ser. B, XLCA
     2,270,000 5 3/8s, 7/1/22                        Aaa              2,465,788
     2,215,000 5 3/8s, 7/1/20                        Aaa              2,433,731
     9,750,000 NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
               (Niagara Mohawk Pwr. Corp.), Ser. A,
               FGIC, 7.2s, 7/1/29                    Aaa             10,176,465
                                                                 --------------
                                                                     42,295,747

North Carolina (1.4%)
-------------------------------------------------------------------------------
     6,000,000 Metropolitan Pier & Exposition Auth.
               Rev. Bonds (McCormack Place
               Expansion Project), FGIC,
               5 1/2s, 12/15/24                      Aaa              6,540,000

Ohio (2.1%)
-------------------------------------------------------------------------------
     6,765,000 Cleveland, Wtr. Wks. Rev. Bonds,
               Ser. J, FSA, 5s, 1/1/06               Aaa              7,204,725
     1,000,000 Cleveland-Cuyahoga Cnty., Port.
               Auth. Rev. Bonds (Rock & Roll Hall
               of Fame), FSA, 3.6s, 12/1/14          Aaa                995,160
     1,535,000 Morley Library Dist. G.O. Bonds
               (Lake Cnty. Dist. Library), AMBAC,
               5 1/4s, 12/1/19                       Aaa              1,680,825
        45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge.
               Rev. Bonds, Ser. 85-A, FGIC, zero %,
               1/15/15                               Aaa                 15,244
                                                                 --------------
                                                                      9,895,954

Oklahoma (0.7%)
-------------------------------------------------------------------------------
     3,000,000 OK City Arpt. Trust Rev. Bonds,
               Ser. A, FSA, 5 1/4s, 7/1/21           Aaa              3,180,000

Pennsylvania (2.8%)
-------------------------------------------------------------------------------
     1,500,000 Delaware Valley, Regl. Fin. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/2s,
               8/1/28                                Aaa              1,723,125
     1,750,000 PA State Pub. School Bldg. Auth.
               Rev. Bonds (Philadelphia School
               Dist.), FSA, 5 1/2s, 6/1/28           Aaa              2,010,313
               Philadelphia, School Dist. G.O.
               Bonds, Ser. A, FSA                    Aaa
     6,400,000 5 1/2s, 2/1/31                        Aaa              6,904,000
     2,000,000 5 1/2s, 2/1/18                        Aaa              2,215,000
                                                                 --------------
                                                                     12,852,438

Puerto Rico (2.2%)
-------------------------------------------------------------------------------
     9,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. NN, MBIA, 5 1/4s, 7/1/22         Aaa             10,215,000

Texas (11.3%)
-------------------------------------------------------------------------------
     2,100,000 Austin Rev. Bonds, MBIA, 5 1/4s,
               5/15/19                               Aaa              2,367,750
     2,500,000 Dallas, Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/4s, 2/15/19          Aaa              2,712,500
     5,280,000 Houston, Arpt. Syst. Rev. Bonds,
               FSA, 5s, 7/1/21                       Aaa              5,524,200
     9,250,000 Houston, Wtr. & Swr. Rev. Bonds,
               Ser. A, FSA, 5 3/4s, 12/1/32          Aaa             10,972,813
               North Central TX Hlth. Fac. Dev.
               Corp. VRDN
     4,290,000 (Dates Hosp. Prsbytrn Med. Ctr),
               Ser. C, MBIA, 0.98s, 12/1/15          VMIG1            4,290,000
     4,700,000 (Hosp. Presbyterian Med. Ctr.),
               Ser. D, MBIA, 0.98s, 12/1/15          VMIG1            4,700,000
     5,000,000 Rio Grande Valley Hlth. Fac. Dev.
               Corp. Rev. Bonds, MBIA, 6.4s, 8/1/12  Aaa              5,062,250
     4,000,000 San Antonio Wtr. Rev. Bonds, FSA,
               5 1/2s, 5/15/20                       Aaa              4,405,000
     5,000,000 Tarrant Cnty., Hlth. Fac. Dev.
               Rev. Bonds (TX Hlth. Res. Sys.),
               Ser. A, MBIA, 5 3/4s, 2/15/15         Aaa              5,856,250
     2,500,000 TX State G.O. Bonds, FSA, 5s,
               10/1/11                               AAA              2,809,375
     3,150,000 Victoria G.O. Bonds, FGIC, 5 1/2s,
               8/15/20                               Aaa              3,492,563
                                                                 --------------
                                                                     52,192,701

Utah (3.0%)
-------------------------------------------------------------------------------
               UT State Pwr. Supply Rev. Bonds
               (Intermountain Pwr. Agcy.), Ser. A,
               MBIA
     7,900,000 6.15s, 7/1/14 (prerefunded)           Aaa              8,838,125
     4,495,000 6.15s, 7/1/14                         Aaa              5,011,921
                                                                 --------------
                                                                     13,850,046

Washington (5.9%)
-------------------------------------------------------------------------------
     2,680,000 Central Puget Sound, Regl. Trans.
               Auth. Rev. Bonds, FGIC, 5 1/4s,
               2/1/18                                Aaa              3,031,750
    10,000,000 Port of Seattle Rev. Bonds, Ser. A,
               FGIC, 5 1/2s, 10/1/22                 Aaa             10,775,000
               WA State Pub. Pwr. Supply Syst.
               Rev. Bonds
     6,000,000 (Nuclear No. 3), Ser. B, MBIA,
               7 1/8s, 7/1/16                        Aaa              7,852,500
     5,000,000 (Nuclear No. 1), Ser. A, AMBAC,
               5.7s, 7/1/09                          Aaa              5,531,250
                                                                 --------------
                                                                     27,190,500
-------------------------------------------------------------------------------
               Total Investments
               (cost $430,404,033)                                 $458,548,515
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $462,606,239.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2004 was $8,015,000 or 1.7% of net assets.

      The rates shown on VRDN are the current interest rates shown at January 31, 2004.

      The fund had the following industry group concentrations greater than 10% at January 31, 2004
      (as a percentage of net assets):

        Utilities               29.5%
        Transportation          11.7
        Health care             11.7

      The fund had the following insurance concentrations greater than 10% at January 31, 2004 (as a percentage of net assets):

        FGIC                    27.1%
        MBIA                    24.7
        FSA                     23.7
        AMBAC                   20.2

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
January 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$430,404,033) (Note 1)                                           $458,548,515
-------------------------------------------------------------------------------
Cash                                                                2,616,783
-------------------------------------------------------------------------------
Interest and other receivables                                      4,371,576
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                267,621
-------------------------------------------------------------------------------
Total assets                                                      465,804,495

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 605,652
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,012,711
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,031,305
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          198,857
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             79,222
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 56,817
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              541
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                160,318
-------------------------------------------------------------------------------
Other accrued expenses                                                 52,833
-------------------------------------------------------------------------------
Total liabilities                                                   3,198,256
-------------------------------------------------------------------------------
Net assets                                                       $462,606,239

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $435,604,728
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (192,164)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                (950,807)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         28,144,482
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $462,606,239

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($321,028,385 divided by 21,086,709 shares)                            $15.22
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $15.22)*                $15.94
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($128,810,732 divided by 8,448,352 shares)**                           $15.25
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,496,761 divided by 753,826 shares)**                              $15.25
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,270,361 divided by 83,219 shares)                                  $15.27
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.27)***              $15.78
-------------------------------------------------------------------------------
  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended January 31, 2004 (Unaudited)

Interest income:                                                  $11,062,039
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,270,485
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        276,828
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             13,091
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,066
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 352,764
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 604,669
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  64,711
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   4,111
-------------------------------------------------------------------------------
Other                                                                  58,556
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                            5,573
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                      (5,573)
-------------------------------------------------------------------------------
Total expenses                                                      2,649,281
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (21,331)
-------------------------------------------------------------------------------
Net expenses                                                        2,627,950
-------------------------------------------------------------------------------
Net investment income                                               8,434,089
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    4,776,535
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       13,958,793
-------------------------------------------------------------------------------
Net gain on investments                                            18,735,328
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $27,169,417
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,434,089      $19,790,355
-------------------------------------------------------------------------------
Net realized gain on investments                   4,776,535        9,620,709
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    13,958,793      (15,397,222)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        27,169,417       14,013,842
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From tax-exempt income
  Class A                                         (6,332,050)     (14,369,544)
-------------------------------------------------------------------------------
  Class B                                         (2,093,848)      (5,127,156)
-------------------------------------------------------------------------------
  Class C                                           (180,817)        (404,425)
-------------------------------------------------------------------------------
  Class M                                            (27,311)         (74,312)
-------------------------------------------------------------------------------
 From net realized short-term gain on investments
  Class A                                         (1,116,737)      (1,102,803)
-------------------------------------------------------------------------------
  Class B                                           (456,430)        (484,680)
-------------------------------------------------------------------------------
  Class C                                            (41,167)         (39,443)
-------------------------------------------------------------------------------
  Class M                                             (4,466)          (6,442)
-------------------------------------------------------------------------------
 From net realized long-term gain on investments
  Class A                                         (4,339,322)      (7,592,845)
-------------------------------------------------------------------------------
  Class B                                         (1,773,555)      (3,337,034)
-------------------------------------------------------------------------------
  Class C                                           (159,963)        (271,570)
-------------------------------------------------------------------------------
  Class M                                            (17,352)         (44,356)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                            (82,645,665)       4,531,446
-------------------------------------------------------------------------------
Total decrease in net assets                     (72,019,266)     (14,309,322)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              534,625,505      548,934,827
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income and
undistributed net investment income of
$192,164 and $7,773, respectively)              $462,606,239     $534,625,505
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                  Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.93          $15.46          $15.18          $14.52          $14.72          $15.40
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .27             .58             .67             .71             .73             .72
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .56            (.16)            .27             .66            (.20)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .83             .42             .94            1.37             .53             .16
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.28)           (.59)           (.66)           (.71)           (.73)           (.72)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.26)           (.36)             --              --              --            (.12)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.54)           (.95)           (.66)           (.71)           (.73)           (.84)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.22          $14.93          $15.46          $15.18          $14.52          $14.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.53*           2.71            6.38            9.63            3.86            0.96
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $321,028        $368,419        $363,096        $322,302        $260,637        $243,845
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .42*            .84             .82             .83             .81             .94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.77*           3.76            4.39            4.74            5.15            4.65
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.87*          42.88           54.72           36.91           22.45           35.60
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                  Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.95          $15.48          $15.20          $14.54          $14.74          $15.42
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .22             .48             .59             .65             .68             .72
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .57            (.16)            .27             .66            (.20)           (.56)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .79             .32             .86            1.31             .48             .16
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.23)           (.49)           (.58)           (.65)           (.68)           (.72)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.26)           (.36)             --              --              --            (.12)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.49)           (.85)           (.58)           (.65)           (.68)           (.84)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.25          $14.95          $15.48          $15.20          $14.54          $14.74
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.25*           2.04            5.81            9.18            3.44            1.00
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $128,811        $150,266        $171,801        $196,934        $238,508        $327,920
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .75*           1.49            1.35            1.23            1.21             .90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.45*           3.10            3.86            4.34            4.75            4.69
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.87*          42.88           54.72           36.91           22.45           35.60
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          For the
                                        Six months                                                                         period
                                           ended                                                                         July 26,
                                         January 31                                                                      1999+ to
Per-share                               (Unaudited)                          Year ended July 31                           July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.95          $15.49          $15.21          $14.53          $14.72          $14.83
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .21             .46             .55             .59             .62             .01
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .56            (.17)            .27             .68            (.19)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .77             .29             .82            1.27             .43            (.10)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.21)           (.47)           (.54)           (.59)           (.62)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.26)           (.36)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.47)           (.83)           (.54)           (.59)           (.62)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.25          $14.95          $15.49          $15.21          $14.53          $14.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.19*           1.82            5.53            8.89            3.11           (0.66)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $11,497         $13,793         $11,885          $9,638          $1,123              $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .82*           1.64            1.62            1.63            1.61             .03*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.37*           2.95            3.58            3.88            4.33             .08*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.87*          42.88           54.72           36.91           22.45           35.60
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.97          $15.50          $15.22          $14.56          $14.76          $15.39
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .25             .54             .62             .66             .69             .66
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .56            (.16)            .28             .67            (.20)           (.51)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .81             .38             .90            1.33             .49             .15
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.25)           (.55)           (.62)           (.67)           (.69)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.26)           (.36)             --              --              --            (.12)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.51)           (.91)           (.62)           (.67)           (.69)           (.78)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.27          $14.97          $15.50          $15.22          $14.56          $14.76
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.46*           2.40            6.05            9.28            3.55            0.91
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $1,270          $2,148          $2,154          $1,696          $2,692          $1,866
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .57*           1.14            1.12            1.13            1.11            1.24
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.62*           3.45            4.08            4.45            4.82            4.35
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.87*          42.88           54.72           36.91           22.45           35.60
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
January 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004 the maximum front end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $430,404,033, resulting in gross unrealized appreciation and depreciation of $28,311,198 and $166,716, respectively, or net unrealized depreciation of $28,144,482.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004 to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During six months ended January 31, 2004, the fund paid 250,681 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2004, the fund's expenses were reduced by $21,331 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $726 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $5,338 and $14 from the sale of class A and class M shares, respectively, and received $237,484 and $6,616 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received $12,066 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,623,331 and $181,192,620, respectively. There were no purchases and sales of U.S. government securities.


Note 4
Capital shares

At January 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                               Six months ended January 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,163,697       $17,544,640
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          568,978         8,630,364
----------------------------------------------------------------
                                     1,732,675        26,175,004

Shares repurchased                  (5,323,324)      (80,920,658)
----------------------------------------------------------------
Net decrease                        (3,590,649)     $(54,745,654)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,792,511       $89,388,859
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          632,380         9,775,790
----------------------------------------------------------------
                                     6,424,891        99,164,649

Shares repurchased                  (5,234,878)      (81,026,185)
----------------------------------------------------------------
Net increase                         1,190,013       $18,138,464
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            207,150        $3,143,921
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       192,679         2,925,999
----------------------------------------------------------------
                                       399,829         6,069,920

Shares repurchased                  (2,001,484)      (30,488,152)
----------------------------------------------------------------
Net decrease                        (1,601,655)     $(24,418,232)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,840,319       $28,474,156
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       193,767         3,000,465
----------------------------------------------------------------
                                     2,034,086        31,474,621

Shares repurchased                  (3,081,309)      (47,565,208)
----------------------------------------------------------------
Net decrease                        (1,047,223)     $(16,090,587)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             37,522          $569,551
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        20,212           306,943
----------------------------------------------------------------
                                        57,734           876,494

Shares repurchased                    (226,200)       (3,442,430)
----------------------------------------------------------------
Net decrease                          (168,466)      $(2,565,936)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            469,861        $7,304,731
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        19,513           302,204
----------------------------------------------------------------
                                       489,374         7,606,935

Shares repurchased                    (334,567)       (5,197,211)
----------------------------------------------------------------
Net increase                           154,807        $2,409,724
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,947           $29,448
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,855            43,399
----------------------------------------------------------------
                                         4,802            72,847

Shares repurchased                     (65,048)         (988,690)
----------------------------------------------------------------
Net decrease                           (60,246)        $(915,843)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             24,513          $380,235
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,962            61,418
----------------------------------------------------------------
                                        28,475           441,653

Shares repurchased                     (23,949)         (367,808)
----------------------------------------------------------------
Net increase                             4,526           $73,845
----------------------------------------------------------------
<NOTESTEXT>

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended January 31, 2004, Putnam Management has assumed $5,573 of legal, shareholder servicing and communications, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. Certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase. See a prospectus for details. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust
Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA043-211462  035/438/629/849  3/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 1, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 1, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 1, 2004


Putnam
Tax-Free
High Yield
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-04

[GRAPHIC OMITTED: HARMONICA]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you about Putnam's commitment to establishing high fiduciary standards within the investment management industry. The firm's efforts took a step forward in January with a series of initiatives that were outlined in a letter to shareholders from Putnam President and CEO Ed Haldeman. Among other things, Putnam is placing voluntary limits on fund expenses and reducing sales loads. In addition, beginning this spring, shareholder communications will provide enhanced disclosure, including a comparison of fund costs with industry averages and a gauge of each fund's relative risk. They will also disclose the number of shares held by Putnam employees and discuss how the portfolio management team is compensated. Another new measure, taking effect April 19, 2004, will impose a 2% fee on shares that are sold within 5 days of purchase. This redemption fee demonstrates Putnam's commitment to preventing short-term trading in its funds, which can be detrimental to shareholders.

These changes serve to advance shareholder interests and provide a framework to help you make financial decisions. We encourage you to review the new disclosure as it is implemented and discuss it with your financial advisor. While we are pleased with this progress, the Trustees and Putnam are continuing to explore other measures that may provide greater transparency and enhanced protection for long-term shareholders.

During the six-month period ended January 31, 2004, Putnam Tax-Free High Yield Fund performed well in absolute terms, although its results at net asset value were slightly behind both its benchmark and Lipper peer group average. The accompanying report from the fund's management team discusses how the fund benefited from an overall -- if irregular -- rise in bond prices and renewed investor interest in lower-rated bonds. The fund's holdings in various sectors did well, but some larger positions that have been in the fund for a long time held the fund back. The report also addresses how the managers are using diversification in an effort to reduce risk and still maintain a high current return.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 17, 2004


Report from Fund Management

Fund highlights

 * Municipal high-yield bonds returned to favor with investors during the six months ended January 31, 2004, helping Putnam Tax-Free High Yield Fund to generate a 5.67% total return on class A shares at net asset value (NAV) and 0.68% at public offering price (POP).

 * The fund's result at NAV was slightly behind that of its benchmark, the Lehman Municipal Bond Index, which returned 5.73% for the period. We attribute this to a few older positions that hurt the fund's performance.

 * These same older positions also restrained the fund's progress relative to its Lipper category, High Yield Municipal Debt Funds, which averaged a return of 5.78% for the period.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

As interest rates trended irregularly downward, an overall rise in bond prices created a favorable climate for bond investors during the six months ended January 31, 2004. Demand for higher-yielding bonds intensified as the prospect for an economic recovery appeared to encourage yield-hungry investors to accept higher risks in pursuit of greater returns. In this environment, your fund performed well, although its progress was limited by negative results from a few lower-rated holdings that have been in the portfolio for a long time. The largest of these positions is composed of industrial development bonds (IDBs) issued on behalf of the Hoover Group, discussed in detail on page 5.

The fund's duration also influenced its relative performance. Duration is a measure of a portfolio's sensitivity to changes in interest rates; a longer duration makes the fund more sensitive, and vice versa. With interest rates near 45-year lows and indications of strong economic recovery, we believed some increase in interest rates was possible. As a result, it seemed more prudent to maintain a slightly shorter duration than the benchmark and other comparable funds. Although this limited your fund's upside potential, we continue to believe that some caution is warranted.

FUND PROFILE

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.


Market overview

The bond market experienced a significant sell-off just prior to the semiannual period that drove yields higher and prices correspondingly lower. Thereafter, yields drifted up and down through the end of 2003 with each bit of news that either challenged or supported the notion of a sustained economic recovery. Overall, municipal bond yields trended downward between August 1, 2003, and January 31, 2004, and were slightly lower at the end of the period.

California's general obligation (GO) bonds were of interest during the period. The difference in yield between California GO bonds and AAA-rated bonds had been narrowing and at the start of the period seemed to reflect investors' improving confidence in California's future. However, shortly after Arnold Schwarzenegger took office as governor, he made it plain that if voters did not approve a $15 billion bond issuance, budget cuts would be necessary to prevent the state from going into bankruptcy. Investor reaction to this uncertainty has driven the yield spread between California GO bonds and AAA-rated bonds wider, and we expect that it will remain wide for some time.

During the period, the ratio of municipal bond yields to comparable Treasury yields dipped from about 90% to 80% and then back to about 85%, its long-term average. Municipal bonds within the airline, tobacco, utilities, and basic industrials sectors did well. Airline-related bonds have benefited from a rebound in business and leisure travel and lessening fears of bankruptcies within the industry. Tobacco settlement bonds performed well as favorable legal decisions improved the outlook for ongoing litigation. Utilities and industrial bonds were helped by cyclical increases in demand. In addition, the municipal high-yield market saw increased inflows as money was rotated out of corporate high-yield bonds, which have performed strongly over the past year or so.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.73%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.49%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.88%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             2.46%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.23%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 17.35%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                21.81%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/04.
-------------------------------------------------------------------------------

Strategy overview

Diversification remains the key to our strategy, especially among lower-rated securities, as we continue our focus on maintaining high income while reducing risk. We have been broadening the fund's diversification at the lower levels of the quality spectrum by owning smaller pieces of individual securities and diversifying among issuers with similar credit quality and fundamentals.

We believe this strategy is particularly helpful for this fund because while higher-quality bonds, such as Treasuries, tend to be more sensitive to interest-rate changes, lower-rated bonds are affected by changes in the outlook of the underlying issuer in addition to interest rates. For example, a bond issued on behalf of a BBB-rated hospital will be influenced by the outlook for the hospital's earnings, as well as by interest rates and broad market trends. If the hospital's earnings are affected by a change in management or a loss of market share, the value of its bonds could decline even if bond prices generally are on the rise. For this reason, we make sure that the share of assets we invest in each category of lower-rated bonds is divided into smaller positions -- in different hospitals and different geographical regions, for example -- than if the issue carried a higher rating.

With respect to sectors, our strategy has been to increase your fund's holdings in tobacco settlement bonds to take advantage of low prices in September. We have also increased the fund's exposure to the utilities sector and begun to sell some of its airline-related positions on strength. In addition, we have been expanding the fund's diversification in the health-care sector, although we continue to favor bonds issued for long-term care facilities.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of 7/31/03      as of 1/31/04

Health care                      32.0%              34.5%

Utilities                        15.3%              19.2%

Transportation                    7.4%               6.9%

Forest and
paper products                    5.5%               4.8%

Housing                           3.0%               3.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.

How fund holdings affected performance

During this semiannual period, we modestly increased the fund's exposure to tobacco settlement bonds, which are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. These bonds tend to be investment-grade debt, but because they are subject to special risks, they generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in tobacco bonds is the possibility that interest payments could be affected by further litigation against the tobacco industry. These bonds came under pressure from unfavorable rulings in the spring of 2002, but the tobacco companies have been winning on appeals and many of the bonds are selling at attractive prices. However, we continue to approach this sector with caution, and it remains a relatively small position. We increased your fund's holdings from 1.7% of net assets at the beginning of the fiscal year to 3.3% at the end of January.

We've also increased the fund's holdings in industrial development bonds
(IDBs) issued for utilities, especially low-cost providers -- those that use coal or hydroelectric power more than conventional resources. IDBs are issued by municipalities to finance local expansion by various businesses. Because they are backed by revenues from the companies benefiting from the financing, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Attractive valuations and improving credit quality have driven up investor demand for these issues. Your fund has benefited both from appreciation on the fund's existing holdings and new purchases made during the fiscal period.

Airline-related IDBs have also done extremely well over the past year, some rising from distressed levels. Prices of a few airline bonds are now close to -- or have reached -- their levels before September 11, 2001. For example, the fund holds bonds issued by the Houston, Texas Airport for Continental Airlines. Continental was the first major U.S. carrier to report an operating profit since September 11, and the price of these bonds has risen significantly. They are rated Caa2 by Moody's and B- by Standard & Poor's; they mature in 2021 and 2029. However, the industry is still grappling with high fuel prices, lofty debt levels, and human resources costs, as well as competition from low-cost carriers. Consequently, we have trimmed the fund's exposure to airline IDBs to 2.8% at the end of the period from 3.5% last July, selling into a rising market.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (16.7%)

A (9.4%)

Baa/BBB (32.4%)

Ba/BB (21.8%)

B (12.8%)

CCC/Caa (1.6%)

D (1.5%)

VMIG1 and other (3.8%)

Footnote reads:
As a percentage of market value as of 1/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We also enjoyed some success with IDBs issued for companies in other industries. For example, the fund owns Dickinson, Michigan, International Paper bonds, scheduled to mature in 2016. International Paper is the largest paper products company in the United States and we purchased these bonds in May 2002 when economic recovery was still far from certain. As economic growth rebounded and yield-oriented investors returned to the market, the price of the bonds rallied.

On the other hand, your fund's position in the Hoover Group, which includes several series of bonds with different maturities, has performed poorly. Hoover Group is a Georgia-based company that makes large industrial containers for shipping products and raw materials. The fund purchased IDBs issued for Hoover Group by Anniston, Alabama and Forsyth County, Georgia in 1994. The poor economy and competitive pricing have eroded revenues and the company is seeking concessions from debt holders in order to avoid bankruptcy. The fund is negotiating with the company, with the help of legal counsel. Although the future is never assured, our renewed emphasis on broad diversification is designed to help your fund avoid such situations in the future. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. Beginning on April 19, 2004, the 1% redemption fee currently applicable to international, global, and taxable high-yield funds will be imposed on shares that are exchanged or redeemed within 6 to 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In its statement on January 28, 2004, the Federal Reserve Board said it could "be patient" about raising short-term interest rates. This marked a slight change from its earlier position and hinted at the potential for raising rates in the future. As the bond market responded, interest rates rose slightly. There is a general assumption that with economic growth comes inflation and rising rates. In our view, bond market prices already reflect a lot of the recent favorable economic news. Over the short term, there is a risk that economic data could disappoint or some unexpected event could cause market instability. Either could cause a flight to quality and a short-lived period of lower rates. However, we believe that rates will rise in the long term and that the Fed could initiate a tightening cycle as early as this summer. Any actions taken by the Fed in this election year are likely to be well planned and executed to limit any potential disruption to the financial markets. Putnam's Interest Rate Committee believes that the federal funds rate could reach 2% by the first quarter of 2005 if economic growth continues its upbeat pace. In light of the increasingly large federal budget deficit, the prospect for heavy issuance of Treasury debt continues to be a cloud over the market. We will continue to monitor trends in the municipal bond market to pursue the most compelling opportunities in pursuit of your fund's objectives.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/04
-------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C              Class M
(inception dates)             (9/20/93)             (9/9/85)              (2/1/99)             (12/29/94)
-------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------------
6 months                   5.67%      0.68%      5.32%      0.32%      5.34%      4.34%      5.52%      2.11%
-------------------------------------------------------------------------------------------------------------------
1 year                     7.24       2.16       6.58       1.58       6.46       5.46       6.91       3.43
-------------------------------------------------------------------------------------------------------------------
5 years                   15.50       9.96      12.60      10.88      11.21      11.21      13.86      10.19
Annual average             2.92       1.92       2.40       2.09       2.15       2.15       2.63       1.96
-------------------------------------------------------------------------------------------------------------------
10 years                  51.17      44.01      42.76      42.76      39.45      39.45      46.12      41.38
Annual average             4.22       3.71       3.62       3.62       3.38       3.38       3.87       3.52
-------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.94       6.65       6.59       6.59       6.08       6.08       6.72       6.53
-------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (9/20/93)              (9/9/85)              (2/1/99)            (12/29/94)
-------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------------
6 months                   2.29%     -2.54%      1.97%     -3.00%      1.88%      0.89%      2.15%     -1.14%
-------------------------------------------------------------------------------------------------------------------
1 year                     6.10       1.01       5.46       0.46       5.25       4.25       5.76       2.35
-------------------------------------------------------------------------------------------------------------------
5 years                   15.74      10.25      12.69      10.97      11.15      11.15      13.95      10.26
Annual average             2.97       1.97       2.42       2.10       2.14       2.14       2.65       1.97
-------------------------------------------------------------------------------------------------------------------
10 years                  51.46      44.23      43.05      43.05      39.69      39.69      46.34      41.56
Annual average             4.24       3.73       3.64       3.64       3.40       3.40       3.88       3.54
-------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.91       6.62       6.56       6.56       6.05       6.05       6.70       6.51
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/04
--------------------------------------------------------------------------------
                               Lehman          Lipper High Yield
                              Municipal       Municipal Debt Funds
                             Bond Index         category average*
--------------------------------------------------------------------------------
6 months                         5.73%               5.78%
--------------------------------------------------------------------------------
1 year                           6.18                7.89
--------------------------------------------------------------------------------
5 years                         31.93               18.39
Annual average                   5.70                3.39
--------------------------------------------------------------------------------
10 years                        78.50               57.10
Annual average                   5.97                4.57
--------------------------------------------------------------------------------
Annual average
(life of fund)                   8.10                6.91
--------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/04, there were 80, 80, 54, and 27 funds, respectively, in this Lipper category.

-------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------------------------------------------
                                        Class A          Class B          Class C          Class M
-------------------------------------------------------------------------------------------------------------------
Distributions (number)                       6                6                6                6
-------------------------------------------------------------------------------------------------------------------
Income 1                                 $0.349980        $0.309574        $0.299762        $0.331195
-------------------------------------------------------------------------------------------------------------------
Capital gains 1                             --               --               --               --
-------------------------------------------------------------------------------------------------------------------
Total                                    $0.349980        $0.309574        $0.299762        $0.331195
-------------------------------------------------------------------------------------------------------------------
Share value:                            NAV    POP           NAV              NAV          NAV    POP
-------------------------------------------------------------------------------------------------------------------
7/31/03                                $12.31 $12.92       $12.33           $12.31     $12.31    $12.72
-------------------------------------------------------------------------------------------------------------------
1/31/04                                 12.65  13.25*       12.67            12.66      12.65     13.07
-------------------------------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------------------------------
Current dividend rate 2                 5.31%  5.07%        4.67%            4.51%      5.01%     4.85%
-------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                    8.17   7.80         7.18             6.94       7.71      7.46
-------------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4              4.71   4.50         4.03             3.87       4.40      4.26
-------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                    7.25   6.92         6.20             5.95       6.77      6.55
-------------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 35.00% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.
   Reflects an expense waiver in effect during the period, without which yields would have been lower.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
TRAN                  Tax Revenue Anticipation Notes
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (97.2%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (2.0%)
-------------------------------------------------------------------------------
    $3,080,000 Anniston, Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s, 9/1/10  D/P             $1,078,000
     5,120,000 DCH Hlth. Care Auth. Rev. Bonds,
               5 1/4s, 6/1/18                        A1               5,312,000
     5,000,000 Jackson Cnty., Hlth. Care Auth.
               Rev. Bonds,  5.7s, 5/1/19             BB+              4,593,750
     1,800,000 Jackson Cnty., Hlth. Care Auth.
               TRAN, 7 7/8s, 5/1/19                  AAA/P            1,860,948
     6,380,000 Jefferson Cnty., Swr. Rev. Bonds
               (Cap. Impt.), 5s, 2/1/41              Aaa              7,177,500
     2,000,000 Phenix City, Indl. Dev. Board
               Rev. Bonds (Mead Coated Board),
               Ser. A, 5.3s, 4/1/27                  Baa2             1,890,000
                                                                 --------------
                                                                     21,912,198

Arizona (1.8%)
-------------------------------------------------------------------------------
     1,000,000 AZ State Hlth. Fac. Auth. Rev. Bonds
               (Bethesda Foundation Project),
               Ser. A, 6.4s, 8/15/27                 BB-/P              946,250
     4,000,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             4,200,000
               Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Sierra Vista Regl.
               Hlth. Ctr.),
     3,425,000 7 3/4s, 12/1/30                       BB+/P            3,776,063
     1,000,000 Ser. A, 6.2s, 12/1/21                 BB+/P            1,022,500
     5,500,000 Pima Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds, Ser. A,
               8 1/2s, 11/15/32                      B/P              5,740,625
               Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village 1st.
               Mtge.), Ser. A
     1,500,000 8 1/4s, 6/1/15                        BB-/P            1,575,000
     2,300,000 8s, 6/1/11                            BB-/P            2,409,250
                                                                 --------------
                                                                     19,669,688

Arkansas (1.5%)
-------------------------------------------------------------------------------
     7,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds  (WA Regl. Med. Ctr.),
               7 3/8s, 2/1/29                        Baa3             8,550,000
     6,650,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             7,265,125
                                                                 --------------
                                                                     15,815,125

California (8.8%)
-------------------------------------------------------------------------------
     3,000,000 ABAG Fin. Auth. COP (American
               Baptist Homes), Ser. A, 5.85s,
               10/1/27                               BB+              2,801,250
     2,500,000 Brentwood, Infrastructure Auth.
               Rev. Bonds, Ser. 94-1, 5 5/8s,
               9/2/29                                BB-/P            2,431,250
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     7,500,000 5 3/8s, 5/1/22                        A3               7,837,500
     3,400,000 5 1/4s, 5/1/20                        A3               3,557,250
    10,000,000 CA State Dept. of Wtr. Resources
               VRDN, Ser. B-2, 0.98s, 5/1/22         VMIG1           10,000,000
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1             1,073,750
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Special Tax Rev. Bonds (Citrus
               Garden Apt. Project - D1),  5 1/4s,
               7/1/22                                A                1,027,500
     2,855,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax (No. 08-1 Otay Ranch
               Village Six), 6s, 9/1/33              BB-/P            2,847,863
    18,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)     D/P                360,000
     3,000,000 Elk Grove CA Special Tax Rev. Bonds
               (Poppy Ridge Cmnty. Facs. - No
               03-01), 6s, 9/1/34                    BB/P             2,996,250
     1,750,000 Folsom, Special Tax (Cmnty. Facs.
               Dist. No. 10), 5 7/8s, 9/1/28         BB/P             1,756,563
       300,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3               308,625
     7,835,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P              4,309,250
     6,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa2             6,037,500
     7,000,000 Irvine, Impt. Board Act of 1915
               VRDN, 1.00s, 9/2/23                   VMIG1            7,000,000
     1,000,000 Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds (Assmt. Dist.
               No. 00-18-GRP 3),  5.55s, 9/2/26      BB+/P            1,003,750
     3,500,000 Los Angeles, Regl. Arpt. Impt. Corp.
               Lease Rev. Bonds, Ser. C, 7 1/2s,
               12/1/24                               B-               3,500,000
     1,625,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (Ladera Ranch -
               No. 02-1), Ser. A, 5.55s, 8/15/33     BB/P             1,612,813
               Redondo Beach, Redev. Agcy.
               Multi-Fam. Hsg. Rev. Bonds (Heritage
               Point)
     2,925,000 Ser. B, 8 1/2s, 9/1/23                B+/P             2,972,531
     4,690,000 Ser. A, 6 1/2s, 9/1/23                B+/P             4,766,213
     1,500,000 Roseville, Special Tax (Cmnty. Fac.
               Dist.  No. 1-Crocker), 6s, 9/1/33     BB/P             1,503,750
       700,000 Sacramento, Special Tax (North
               Natomas Cmnty. Fac. 01-03), 6s,
               9/1/28                                BB/P               712,250
     1,500,000 San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds, Ser. A, 5 1/2s,
               1/15/28                               Baa3             1,432,500
     2,770,000 Santaluz, Special Tax (Cmnty. Fac.
               Dist.  No. 2-Impt. Area No. 1),
               6 3/8s, 9/1/30                        BB/P             2,821,938
       350,000 Southern CA Pub. Pwr. Auth. IFB
               (Transmission), 10.347s, 7/1/12       Aa3                360,010
     4,560,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P            4,588,500
    10,500,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P          10,906,875
     5,205,000 Valley Hlth. Syst. COP, 6 7/8s,
               5/15/23                               B+               4,313,644
                                                                 --------------
                                                                     94,839,325

Colorado (0.6%)
-------------------------------------------------------------------------------
     5,000,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               5.9s, 10/1/27                         A3               5,143,750
     1,500,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               1,623,750
                                                                 --------------
                                                                      6,767,500

Connecticut (1.8%)
-------------------------------------------------------------------------------
               CT State Dev. Auth. Rev. Bonds (East
               Hills Woods)
     4,311,796 Ser. A, 7 3/4s, 11/1/17               B-/P             3,605,739
       457,428 Ser. B, zero %, 3/1/21                B-/P                28,017
     2,000,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elm
               Street Park Baptist, Inc. Project),
               5.85s, 12/1/33                        BBB+             2,065,000
     6,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               6,337,500
     6,500,000 CT State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Edgehill), Ser. A,
               6 7/8s, 7/1/27                        AAA/P            6,849,310
                                                                 --------------
                                                                     18,885,566

District of Columbia (2.5%)
-------------------------------------------------------------------------------
    17,000,000 DC G.O. Bonds, Ser. A, 6 3/8s,
               6/1/26                                AAA             19,210,000
               DC Tobacco Settlement Fin. Corp.
               Rev. Bonds
     2,500,000 6 3/4s, 5/15/40                       Baa2             2,418,750
     5,500,000 6 1/2s, 5/15/33                       Baa2             5,273,125
                                                                 --------------
                                                                     26,901,875

Florida (4.1%)
-------------------------------------------------------------------------------
     9,260,000 Brevard Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Courtenay Springs),
               7 3/4s, 11/15/24                      AAA/P            9,932,183
     3,105,000 Cap. Trust Agcy. Multi-Fam.
               Rev. Bonds
               (American Opportunity-Senior),
               Ser. A, 5 7/8s, 12/1/38               Baa1             2,992,444
     5,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33 (acquired 4/23/02, cost
               $5,000,000) (RES)                     B/P              6,168,750
       900,000 Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B, 5s, 11/1/07       BB-/P              913,500
     5,180,000 FL State Fin. Dept. Gen. Svcs. IFB
               (Rites-PA 414A), FSA,  9.216s,
               7/1/11 (acquired 9/2/98, cost
               $6,687,794) (RES)                     AAA/P            7,187,250
     3,300,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds  (Shell Point
               Village Project), Ser. A, 5 1/2s,
               11/15/29                              BBB-             3,192,750
     2,000,000 Middle Village Cmnty. Dev. Dist.
               Special Assmt., Ser. A, 6s, 5/1/35    BB-/P            2,015,000
               Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds
     2,400,000 (Orlando Regl. Hlth. Care), 5 3/4s,
               12/1/32                               A2               2,478,000
     3,750,000 (Adventist Hlth. Syst.), 5 5/8s,
               11/15/32                              A                3,904,688
     1,800,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,755,000
     1,000,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. A,
               6 5/8s, 5/1/33                        BB-/P            1,016,250
     2,250,000 Westchester Cmnty. Dev. Dist. No. 1
               Special Assmt. (Cmnty.
               Infrastructure), 6 1/8s, 5/1/35       BB-/P            2,283,750
                                                                 --------------
                                                                     43,839,565

Georgia (3.2%)
-------------------------------------------------------------------------------
     2,000,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA,  1.00s, 11/1/41                  VMIG1            2,000,000
     8,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               8,470,000
     3,400,000 Effingham Cnty., Indl. Dev. Auth.
               Rev. Bonds (Pacific Corp.), 6 1/2s,
               6/1/31                                Ba3              3,361,750
     6,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (GA Baptist Hlth. Care
               Syst.), U.S. Govt. Coll., 6 3/8s,
               10/1/28                               AAA              7,372,500
     9,500,000 Forsyth Cnty., Indl. Dev. Auth.
               Rev. Bonds (Hoover Group, Inc.),
               8 1/2s, 12/1/05                       Ba3              3,325,000
     6,875,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7 1/2s, 1/1/26                 BB+/P            6,969,531
     3,160,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Stone Container
               Corp.), 8 1/8s, 7/1/15                B/P              3,290,887
                                                                 --------------
                                                                     34,789,668

Illinois (2.9%)
-------------------------------------------------------------------------------
     1,500,000 Chicago, Special Assmt. Bonds (Lake
               Shore East), 6 3/4s, 12/1/32          B+/P             1,554,375
     4,000,000 Chicago, O'Hare Intl. Arpt.
               Rev. Bonds (United Airlines, Inc.),
               Ser. A, 6 3/4s, 11/1/11 (In default)
               (NON)                                 D/P              1,200,000
     5,000,000 Chicago, Wtr. Rev. Bonds, AMBAC,
               5 3/4s, 11/1/30                       Aaa              5,843,750
     1,050,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy
               Hsg. Corp.), 7s, 8/1/24               Baa1             1,101,986
               IL Hlth. Fac. Auth. Rev. Bonds
       880,000 (Cmnty. Rehab. Providers Fac.),
               8 1/4s,8/1/12  (In default) (NON)     D/P                874,500
     2,385,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20  (In default)
               (NON)                                 D/P              1,270,013
     4,330,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (Prerefunded)  AAA/P            4,811,713
     3,065,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 1/2s, 3/1/14                AAA/P            3,110,607
       215,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 1/4s, 3/1/04                B/P                216,011
     1,000,000 (St. Benedict), Ser. 03A-1, 6.9s,
               11/15/33                              B+/P             1,008,750
               IL Hlth. Fac. Auth. Rev. Bonds
     6,000,000 (Elmhurst Memorial Hlth. Care),
               5 5/8s, 1/1/28                        A2               6,195,000
     3,900,000 IL Hlth. Fac. Auth. VRDN (Bromenn
               Hlth. care), 0.98s, 8/15/32           A-1+             3,900,000
                                                                 --------------
                                                                     31,086,705

Indiana (0.7%)
-------------------------------------------------------------------------------
       900,000 Plainfield, Indl. Econ. Dev.
               Rev. Bonds (Earl M. Jorgensen Co.),
               8 1/2s, 9/1/04                        B-/P               909,459
     2,200,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 4/1/25          BBB              2,194,500
     4,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             4,220,000
                                                                 --------------
                                                                      7,323,959

Iowa (1.8%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds  (Care Initiatives)
    15,020,000 9 1/4s, 7/1/25                        BBB-/P          18,005,225
       895,000 9.15s, 7/1/09                         BBB-/P           1,043,794
       105,000 Marion Hlth. Care Fac. Rev. Bonds
               (First Mtg.), Ser. IA, 6 1/2s,
               1/1/29                                CCC/P               95,681
                                                                 --------------
                                                                     19,144,700

Kansas (0.3%)
-------------------------------------------------------------------------------
               Lenexa, Hlth. Care Rev. Bonds
               (LakeView Village)
     2,250,000 Ser. C, 6 7/8s, 5/15/32               BB+              2,359,688
     1,200,000 Ser. B, 6 1/4s, 5/15/26               BB+              1,210,500
                                                                 --------------
                                                                      3,570,188

Kentucky (1.3%)
-------------------------------------------------------------------------------
     2,935,000 Kenton Cnty., Arpt. Board Rev. Bonds
               (Special  Fac. - Delta Airlines,
               Inc.), 7 1/8s, 2/1/21                 B3               2,843,281
       610,000 Kentucky Econ. Dev. Fin. Auth.
               Rev. Bonds  (First Mtg.), Ser. IA,
               6 1/2s, 1/1/29                        CCC/P              555,863
               KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A
     6,250,000 6 5/8s, 10/1/28                       BBB/P            6,578,125
     3,740,000 6 1/8s, 10/1/10                       BBB/P            4,034,525
                                                                 --------------
                                                                     14,011,794

Louisiana (3.3%)
-------------------------------------------------------------------------------
     3,000,000 LA Hlth. Ed. Auth. Rev. Bonds
               (Lambert House), Ser. A, 6.2s,
               1/1/28                                B+/P             2,973,750
     5,335,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             4,694,800
     7,750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            6,422,813
     7,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              7,113,470
     3,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa3             3,097,500
               Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A
     1,000,000 5s, 2/1/30                            A                  977,500
     1,000,000 5s, 2/1/25                            A                  992,500
     9,000,000 W. Feliciana Parish, Solid Waste
               Disp. Rev. Bonds (Kaiser Aluminum),
               7.7s, 12/1/14                         Ba1              9,301,050
                                                                 --------------
                                                                     35,573,383

Maine (0.3%)
-------------------------------------------------------------------------------
     3,500,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              3,530,625

Maryland (0.9%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               U.S. Govt. Coll., 8s, 5/15/29         AAA              6,562,500
               MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds
     2,000,000 (Mercy Ridge), Ser. A, 6s, 4/1/35     BB+/P            2,005,000
     1,500,000 (Medstar Health), 5 1/2s, 8/15/33     Baa2             1,468,125
                                                                 --------------
                                                                     10,035,625

Massachusetts (4.8%)
-------------------------------------------------------------------------------
               Atlas Boston Tax Exempt Rev. Bonds
     1,165,000 Ser. 99-1, 7 1/4s, 1/1/35 (In
               default) (NON)                        D/P                  5,825
     2,220,000 Ser. 1, 6.65s, 1/1/35 (In default)
               (NON)                                 D/P                777,000
     5,000,000 MA G.O. Bonds, Ser. C, MBIA, 5 1/4s,
               8/1/18                                Aaa              5,606,250
     4,055,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (Alden Place), 6 3/4s, 7/1/30         B/P              3,872,525
     5,600,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Boston U.), Ser. L, AMBAC, 10.653s,
               7/1/25                                Aaa              5,745,208
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     5,750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             6,634,063
     4,000,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             4,055,000
     4,900,000 (Winchester Hosp.), Ser. E, 6 3/4s,
               7/1/30                                BBB              5,236,875
     5,850,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             6,113,250
     2,200,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             2,279,750
     4,500,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               4,696,875
     2,630,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB              2,679,313
     1,855,000 MA State Indl. Fin. Agcy. R (TNG
               Marina Bay LLC Project), 7 1/2s,
               12/1/27                               B/P              1,892,100
               MA State Indl. Fin. Agcy. Rev. Bonds
     2,378,153 (Evanswood Bethzatha Corp.), 8s,
               1/15/27 (In default) (NON)            D/P                  2,973
     1,664,711 (1st. Mtge. Evanswood Bethzatha-A),
               7 7/8s, 1/15/20 (In default) (NON)    D/P                  2,081
     1,850,000 (Sr. Living Fac. Forge Hill), 7s,
               4/1/17                                B/P              1,757,500
                                                                 --------------
                                                                     51,356,588

Michigan (4.9%)
-------------------------------------------------------------------------------
     2,251,000 Ann Arbor, Econ. Dev. Corp. Ltd.
               Oblig. Rev. Bonds (Glacier Hills,
               Inc.), State & Local Govt.
               Coll., 8 3/8s, 1/15/19                AAA              3,044,478
     2,000,000 Delta Cnty., Econ. Dev. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 4/15/27   Baa2             2,102,500
    10,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Rev. Bonds, (Intl. Paper Co.
               Project), Ser. A, 5 3/4s, 6/1/16      Baa2            10,775,000
     1,500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3             1,464,375
               Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A
     3,000,000 5 3/4s, 9/1/17                        Ba2              2,512,500
     2,000,000 5 5/8s, 9/1/10                        Ba2              1,837,500
     4,600,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             4,335,500
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     4,850,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P              4,092,188
     3,500,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             3,521,875
     7,500,000 MI State Strategic Fund, Ltd. IFB
               (Rites-PA 334), MBIA,  11.308s,
               9/1/25 (acquired 3/9/98, cost
               $9,018,750) (RES)                     AAA/P            8,906,250
     5,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              5,243,750
     5,495,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             3,915,188
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    CCC/P            1,672,500
                                                                 --------------
                                                                     53,423,604

Minnesota (0.8%)
-------------------------------------------------------------------------------
     2,600,000 Chaska, Indl. Dev. Rev. Bonds
               (Lifecore Biomedical, Inc. Project),
               10 1/4s, 9/1/20                       BB/P             2,688,062
     3,700,000 Minneapolis & St. Paul, Metropolitan
               Arpt. Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            CCC/P            3,658,375
     2,075,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.), Ser. A, 6s,
               11/15/28                              B+/P             1,691,125
       800,000 Sauk Rapids Hlth. Care & Hsg. Fac.
               Rev. Bonds (Good Shepherd Lutheran
               Home), 6s, 1/1/34                     B/P                794,000
                                                                 --------------
                                                                      8,831,562

Missouri (1.4%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/27                A                3,327,188
     2,000,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (MO Valley College), 0.95s,
               10/1/31                               A-1+             2,000,000
               St. Louis Arpt. Rev. Bonds (Lambert
               St. Louis Intl.), Ser. A, FSA
     4,150,000 5 1/4s, 7/1/11                        Aaa              4,710,250
     4,495,000 5 1/4s, 7/1/10                        Aaa              5,107,444
                                                                 --------------
                                                                     15,144,882

Montana (0.2%)
-------------------------------------------------------------------------------
     2,000,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds (Still Water Mining
               Project), 8s, 7/1/20                  Ba3              1,975,000

Nebraska (0.2%)
-------------------------------------------------------------------------------
               Kearney, Indl. Dev. Rev. Bonds
       142,042 (Great Platte River), 8s, 9/1/12      D/P                142,036
     1,582,933 (Cap. Appn. Great Platte River),
               zero %, 9/1/12                        D/P                  7,915
     2,000,000 NE Investment Fin. Auth. Hosp. IFB
               (Bishop Clarkson Memorial Hosp.),
               MBIA, 11.941s, 12/8/16                Aaa              1,990,640
                                                                 --------------
                                                                      2,140,591

Nevada (1.3%)
-------------------------------------------------------------------------------
     1,500,000 Clark Cnty., Impt. Dist. (Special
               Impt. Dist. No. 142-LOC Impt.),
               6.1s, 8/1/18                          BB-/P            1,516,875
     5,350,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp. Project),
               Ser. C, 5.45s, 3/1/38                 Baa2             5,811,438
               Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14)
     3,000,000 5.8s, 3/1/23                          BB-/P            3,003,750
     2,650,000 5.55s, 3/1/17                         BB-/P            2,653,313
       810,000 Las Vegas, Special Impt. Dist. No.
               809 Rev. Bonds (Summerlin Area),
               5.65s, 6/1/23                         BB/P               785,700
                                                                 --------------
                                                                     13,771,076

New Hampshire (2.7%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     8,500,000 (1st. Mtge.-Rivermead Peterborough),
               8 1/2s, 7/1/24                        AAA              8,926,445
     5,900,000 (Havenwood-Heritage Heights), 7.35s,
               1/1/18                                BB/P             6,150,750
     3,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P             2,730,000
     2,200,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Huntington at Nashua), Ser. A,
               6 7/8s, 5/1/33                        B/P              2,158,750
               NH State Bus. Fin. Auth. Rev. Bonds
     2,500,000 (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P            2,509,375
     3,855,000 (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P            3,411,675
     3,550,000 (Proctor Academy), Ser. A, 5.6s,
               6/1/28                                Baa2             3,629,875
     8,551,027 NH State Bus. Fin. Auth. Poll.
               Control & Solid Waste Rev. Bonds
               (Crown Paper Co.), 7 3/4s,
               1/1/22 (In default) (NON)             D                   10,689
                                                                 --------------
                                                                     29,527,559

New Jersey (4.7%)
-------------------------------------------------------------------------------
     5,000,000 Camden Cnty., Impt. Auth.
               Rev. Bonds, 8.4s, 4/1/24 (acquired
               4/12/94, cost $4,991,808) (In
               default) (NON)(RES)                   D/P              4,150,000
               NJ Econ. Dev. Auth. Rev. Bonds
     7,000,000 (Winchester Gardens), Ser. A,
               8 5/8s, 11/1/25                       BB-/P            7,463,750
     1,500,000 (1st Mtge.-Cranes Mill), Ser. A,
               7 1/2s, 2/1/27                        BB-/P            1,571,250
       900,000 (Cedar Crest Village, Inc.), Ser. A,
               7s, 11/15/16                          BB-/P              922,500
     9,000,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              8,943,750
       500,000 (First Mtge. Presbyterian), Ser. A,
               6 3/8s, 11/1/31                       BB/P               503,750
     3,000,000 (United Methodist Homes), Ser. A-1,
               6 1/4s, 7/1/33                        BB+              3,007,500
       500,000 (First Mtge. Presbyterian), Ser. A,
               6 1/4s, 11/1/20                       BB/P               510,000
     5,220,000 NJ Econ. Dev. Auth. Assisted Living
               Rev. Bonds (Meridian Assisted
               Living), 6 3/4s, 8/1/30               B/P              4,267,350
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     4,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             4,405,000
     2,000,000 (Columbus Regl. Hosp.), Ser. A,
               7 1/2s, 7/1/21                        B2               1,807,500
     3,500,000 (Raritan Bay Med. Ctr.), 7 1/4s,
               7/1/27                                BB+/P            3,600,380
     5,000,000 (South Jersey Hosp.), 6s, 7/1/12      Baa1             5,650,000
     1,750,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/4s, 7/1/32                        A-               1,767,500
     2,000,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds,  6 3/4s, 6/1/39           Baa2             1,980,000
                                                                 --------------
                                                                     50,550,230

New Mexico (0.7%)
-------------------------------------------------------------------------------
     5,500,000 Farmington, Poll. Control Rev. Bonds
               (Tucson Elec. Pwr. Co. San Juan),
               Ser. A, 6.95s, 10/1/20                Ba3              5,795,625
     2,200,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. B, 1.03s,
               9/1/24                                VMIG1            2,200,000
                                                                 --------------
                                                                      7,995,625

New York (8.6%)
-------------------------------------------------------------------------------
     2,250,000 Colonie, Indl. Dev. Agcy. Rev. Bonds
               (Cap. Compost & Waste), Ser. A,
               3 3/8s, 6/1/21                        D/P                258,750
     1,250,000 Huntington, Hsg. Auth. Rev. Bonds
               (Gurwin Jewish Sr. Residence),
               Ser. A, 6s, 5/1/39                    B+/P             1,162,500
     2,000,000 Nassau Cnty, Interim Fin. Auth.
               Rev. Bonds, Ser. B, MBIA, 5s,
               11/15/11                              Aaa              2,257,500
     1,575,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth. Syst.
               Project D), 5 1/4s, 11/1/07           A3               1,704,938
     8,000,000 NY City, G.O. Bonds, Ser. C, 5 1/2s,
               8/1/13                                A2               8,910,000
     6,280,000 NY City, Rev. Bonds, 10.531s, 8/1/06
               (acquired 9/12/97, cost $7,384,526)
               (RES)                                 AAA/P            7,543,850
               NY City, Indl. Dev. Agcy. Rev. Bonds
     6,000,000 (Paper Inc.), 7.8s, 1/1/16            B+/P             6,300,000
     2,075,000 (British Airways), 7 5/8s, 12/1/32    BB+              2,100,938
     3,250,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             2,985,938
       500,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Brooklyn Polytech. U.
               Project J), 6 1/8s, 11/1/30           BB+                402,500
     5,000,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             4,968,750
     3,325,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,556,094
     5,500,000 NY City, Transitional Fin. Auth.
               Rev. Bonds (Future Tax), Ser. C,
               FSA, 5 1/4s, 8/1/10                   Aaa              6,263,125
     1,785,000 NY State Dorm. Auth. Rev. Bonds
               (Lenox Hill Hosp.), 5 3/4s, 7/1/12    A3               2,005,894
     8,000,000 NY State Energy Resource & Dev.
               Auth. Poll. Control IFB, FGIC,
               12.948s, 7/1/29 (acquired 12/19/94,
               cost $8,353,120) (RES)                Aaa              8,699,840
     4,500,000 NY State Env. Fac. Corp. Rev. Bonds,
               MBIA,  6s, 6/15/12                    Aaa              5,411,250
    11,185,000 NY State Env. Fac. Corp. Poll.
               Control FRB (PA 198), MBIA, 10.543s,
               6/15/10 (acquired 10/22/97, cost
               $13,449,963) (RES)                    AAA             15,421,301
     5,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30                           BB-/P            5,312,500
     5,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landings),
               Ser. A, 8s, 10/1/20                   B+/P             5,150,000
     3,800,000 Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Southampton
               Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30  B-/P             3,833,250
                                                                 --------------
                                                                     93,248,918

North Carolina (2.7%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. C
     7,500,000 5 3/8s, 1/1/17                        BBB              7,950,000
     3,400,000 5 3/8s, 1/1/16                        BBB              3,633,750
     2,000,000 5.3s, 1/1/15                          BBB              2,137,500
     4,500,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge.-Givens
               Estates Project), Ser. A,  6 1/2s,
               7/1/32                                BB-/P            4,618,125
               NC State Muni. Pwr. Agcy. Rev. Bonds
     4,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             4,470,000
     6,000,000 Ser. A, 5 1/2s, 1/1/13                Baa1             6,615,000
                                                                 --------------
                                                                     29,424,375

Ohio (2.2%)
-------------------------------------------------------------------------------
               Marion Cnty., Hlth. Care Fac.
               Rev. Bonds (United Church Homes)
       900,000 6 3/8s, 11/15/10                      BBB-               923,625
       750,000 6.3s, 11/15/15                        BBB-               763,125
     1,000,000 OH State Env. Impt. Rev. Bonds (USX
               Corp.), 5 5/8s, 5/1/29                Baa1             1,018,750
               OH State Higher Edl. Fac. FRB
               (Kenyon College Project)
     2,500,000 4.95s, 7/1/37                         A2               2,631,250
     5,000,000 4.85s, 7/1/37                         A2               5,268,750
     6,500,000 OH State Solid Waste Mandatory Put
               Bonds,  4.85s, 11/1/22                BBB              6,930,625
     6,000,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2             6,112,500
       700,000 OH State Wtr. Dev. Auth. Solid Waste
               Disp. Rev. Bonds (Bay Shore Power
               Co.), Ser. A, 5 7/8s, 9/1/20          BB+/P              674,625
                                                                 --------------
                                                                     24,323,250

Oklahoma (0.6%)
-------------------------------------------------------------------------------
               OK Dev. Fin. Auth. Rev. Bonds
     1,600,000 (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B/P              1,606,000
     3,075,000 (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1               2,417,719
     2,350,000 Ottawa Cnty., Fin. Auth. Indl.
               Rev. Bonds (Doane Products Co.),
               7 1/4s, 6/1/17                        B-/P             1,944,625
                                                                 --------------
                                                                      5,968,344

Oregon (0.6%)
-------------------------------------------------------------------------------
     6,700,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P            6,683,250

Pennsylvania (5.5%)
-------------------------------------------------------------------------------
     6,500,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Hlth. Syst.), Ser. B,
               9 1/4s, 11/15/15                      B2               7,068,750
     1,150,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3             1,154,313
     8,605,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             9,347,181
     1,700,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 5/8s, 7/1/34                 BB-/P            1,740,375
     3,750,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s, 1/15/25  D/P              1,743,750
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,526,250
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
     2,250,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2             2,258,438
     2,860,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               2,870,725
     1,750,000 New Morgan, Indl. Dev. Auth. Solid
               Waste Disp. Rev. Bonds (New Morgan
               Landfill Co., Inc.), 6 1/2s, 4/1/19   BB-              1,673,438
     2,000,000 PA Econ. Dev. Fin. Auth.
               Rev. Bonds (Amtrak Project), Ser. A,
               6 3/8s, 11/1/41                       A3               2,042,500
     9,000,000 PA State Econ. Dev. Fin. Auth. Res.
               Recvy. Rev. Bonds (Colver), Ser. E,
               8.05s, 12/1/15                        BBB-/P           9,462,510
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,500,000 (Widener U.), 5.4s, 7/15/36           BBB+             1,524,375
     1,345,000 (Philadelphia College of Osteopathic
               Med.),  5s, 12/1/13                   A                1,464,369
               Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
     4,875,853 (Graduate Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18 (In default) (NON)     Ca                   6,095
     3,000,000 (Jeanses Hosp. Project), 5 7/8s,
               7/1/17                                Baa2             3,018,750
               Scranton, G.O. Bonds, Ser. C
     3,060,000 7.1s, 9/1/31                          AAA/P            3,890,025
     1,000,000 7s, 9/1/22                            AAA/P            1,265,000
     2,500,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College
               Project), 6s, 12/15/27                BBB+             2,615,625
     2,600,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             2,681,250
     2,000,000 York Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 5 1/2s, 9/1/20    Baa1             2,022,500
                                                                 --------------
                                                                     59,376,219

Puerto Rico (0.7%)
-------------------------------------------------------------------------------
     7,400,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR), 6 5/8s, 6/1/26          Baa3             7,797,750

Rhode Island (0.1%)
-------------------------------------------------------------------------------
       710,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 6/1/42    Baa2               650,538

South Carolina (3.9%)
-------------------------------------------------------------------------------
               Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds
     5,215,000 (SR-Southern Connector), Ser. A,
               5 3/8s, 1/1/38                        B-               2,972,550
     4,465,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/21                                B-/P               128,369
     5,500,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/20                                B-/P               158,125
     4,200,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/14                                B-/P               152,250
     4,100,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/13                                B-/P               148,625
     1,000,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/12                                B-/P                37,500
     3,175,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              3,230,817
     2,275,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2               2,343,250
     4,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             4,190,000
               SC Jobs Econ. Dev. Auth. Rev. Bonds
    10,355,000 (St. Francis Hosp.-Franciscan
               Sisters), 7s, 7/1/15                  BBB+/P          10,607,351
     5,000,000 (Palmetto Hlth. Alliance), Ser. C,
               6s, 8/1/20                            Baa2             5,168,750
     3,800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2             4,887,750
     9,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   Baa2             8,448,750
                                                                 --------------
                                                                     42,474,087

South Dakota (0.1%)
-------------------------------------------------------------------------------
     1,650,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    Baa2             1,581,938

Tennessee (1.5%)
-------------------------------------------------------------------------------
     1,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             1,165,000
     7,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2             8,493,750
               Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.)
     4,000,000 5.05s, 9/1/12                         Baa2             4,325,000
     2,500,000 4 1/2s, 7/1/14                        Baa2             2,565,625
                                                                 --------------
                                                                     16,549,375

Texas (4.4%)
-------------------------------------------------------------------------------
     6,850,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 5.9s, 11/15/25   BB+/P            6,524,625
     3,985,000 Crawford Ed. Fac. Rev. Bonds (U. St.
               Thomas), 5 3/8s, 10/1/27              BBB+             3,980,019
     2,500,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Rev. Bonds (American Airlines,
               Inc.), 8 1/4s, 11/1/36                Caa2             1,956,250
     3,000,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             2,167,500
       500,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB+                482,500
               Houston, Arpt. Syst. Rev. Bonds
     7,000,000 (Special Fac. - Continental
               Airlines, Inc.), Ser. E, 6 3/4s,
               7/1/21                                B-               6,475,000
     3,000,000 (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               2,362,500
     5,500,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB-             5,032,500
     5,265,000 Round Rock, Hotel Occupancy Tax
               Rev. Bonds (Convention Ctr.
               Complex), 5.85s, 12/1/24              BBB/P            5,337,394
     4,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             4,713,750
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     6,250,000 6 1/8s, 7/1/23                        Baa2             6,394,375
     2,095,000 6s, 7/1/25                            Baa2             2,136,900
                                                                 --------------
                                                                     47,563,313

Utah (1.1%)
-------------------------------------------------------------------------------
     1,000,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7 1/2s, 2/1/10                        BB-              1,028,750
     5,500,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             5,582,500
     4,480,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1             4,872,000
                                                                 --------------
                                                                     11,483,250

Virginia (3.0%)
-------------------------------------------------------------------------------
     6,250,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6.7s, 6/1/27                  BB+/P            6,414,063
     2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB
               (Bon Secours Hlth. Syst.), FSA,
               10.61s, 8/23/27                       Aaa              2,757,500
     2,500,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds  (1st. Mtge.
               Williamsburg), Ser. A, 6 1/8s,
               3/1/32                                BB-/P            2,537,500
     4,000,000 Peninsula Ports Auth. Rev. Bonds (VA
               Baptist Homes), Ser. A, 7 3/8s,
               12/1/32                               B+/P             4,175,000
     5,250,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               4,350,938
               Roanoke Cnty. Indl. Dev. Auth.
               Rev. Bonds  (Res. Care Fac.), Ser. A
     2,000,000 6.3s, 7/1/35                          B+/P             2,015,000
     1,000,000 4.4s, 7/1/08                          B+/P             1,005,000
     1,000,000 Russell Cnty. Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Appalachian Pwr.
               Co.), Ser. I, 2.7s, 11/1/07           Baa2             1,002,500
     9,010,000 Suffolk, Redev. & Hsg. Auth.
               Rev. Bonds (Beach-Oxford Apts.),
               6 1/4s, 10/1/33                       BB-/P            8,041,425
                                                                 --------------
                                                                     32,298,926

Washington (0.9%)
-------------------------------------------------------------------------------
     4,970,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           Baa2             4,920,300
     5,500,000 Washington Cnty., Hsg. & Redev.
               Auth. Rev. Bonds (Healtheast),
               5 1/2s, 11/15/27                      Ba2              4,812,500
                                                                 --------------
                                                                      9,732,800

West Virginia (0.6%)
-------------------------------------------------------------------------------
     3,475,000 Mason Cnty., Poll. Control FRB
               (Appalachian Pwr. Co. Project),
               Ser. L, 5 1/2s, 10/1/22               Baa2             3,527,125
     4,495,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               3,197,069
                                                                 --------------
                                                                      6,724,194

Wisconsin (0.6%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,000,000 7s, 6/1/28                            Baa2             1,022,500
     5,500,000 6 3/8s, 6/1/32                        Baa2             5,176,875
                                                                 --------------
                                                                      6,199,375

Wyoming (0.6%)
-------------------------------------------------------------------------------
     5,350,000 Sweetwater Cnty., Poll. Control
               Rev. Bonds (Idaho Power Co.
               Project), Ser. A, 6.05s, 7/15/26      A3               5,543,938
     1,400,000 Uinta Cnty. Poll. Control VRDN
               (Chevron USA, Inc.), 0.88s, 12/1/22   VMIG1            1,400,000
                                                                 --------------
                                                                      6,943,938
                                                                 --------------
               Total Municipal bonds and notes
               (cost $1,057,722,513)                             $1,051,438,046

Preferred stocks (1.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.  (acquired
               6/11/99, cost $2,000,000) (RES)                       $2,145,000
     8,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. B,  7 3/4s cum. pfd.                     8,850,000
                                                                 --------------
               Total Preferred stocks
               (cost $10,000,000)                                   $10,995,000

Common stocks (0.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       184,103 Tembec, Inc. (Canada) (NON)                           $1,197,092
-------------------------------------------------------------------------------
               Total Investments (cost $1,076,779,798)           $1,063,630,138
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,081,833,850.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2004 was $60,222,241 or 5.6% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds and Floating Rate Bonds
      (FRB) are the current interest rates shown at January 31, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates shown at January 31, 2004.

      The fund had the following industry group concentrations greater than 10% at January 31, 2004 (as a percentage of net assets):

         Health care             34.5
         Utilities               19.2

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,076,779,798) (Note 1)                                       $1,063,630,138
-------------------------------------------------------------------------------
Cash                                                                7,594,876
-------------------------------------------------------------------------------
Interest and other receivables                                     15,616,839
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                317,954
-------------------------------------------------------------------------------
Receivable for securities sold                                      3,269,566
-------------------------------------------------------------------------------
Total assets                                                    1,090,429,373

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               2,368,852
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,468,843
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,542,531
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          545,048
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            173,372
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                120,542
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,518
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                303,737
-------------------------------------------------------------------------------
Other accrued expenses                                                 71,080
-------------------------------------------------------------------------------
Total liabilities                                                   8,595,523
-------------------------------------------------------------------------------
Net assets                                                     $1,081,833,850

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,267,147,503
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,784,303
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (173,948,296)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                        (13,149,660)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,081,833,850

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($864,825,030 divided by 68,355,448 shares)                            $12.65
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $12.65)*                $13.25
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($198,831,383 divided by 15,690,412 shares)**                          $12.67
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,830,506 divided by 855,711 shares)**                              $12.66
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,346,931 divided by 580,706 shares)                                 $12.65
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.65)***              $13.07
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2004 (Unaudited)

Interest income:                                                  $37,153,461
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,461,574
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        629,783
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             20,578
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        9,199
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 952,245
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 909,472
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  57,538
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  23,070
-------------------------------------------------------------------------------
Other                                                                  97,005
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           13,623
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (13,623)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                           (565)
-------------------------------------------------------------------------------
Total expenses                                                      6,159,899
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (17,569)
-------------------------------------------------------------------------------
Net expenses                                                        6,142,330
-------------------------------------------------------------------------------
Net investment income                                              31,011,131
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (43,114,943)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       76,441,625
-------------------------------------------------------------------------------
Net gain on investments                                            33,326,682
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $64,337,813
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $31,011,131      $76,752,234
-------------------------------------------------------------------------------
Net realized loss on investments                 (43,114,943)     (46,006,262)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    76,441,625      (14,729,467)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        64,337,813       16,016,505
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From ordinary income
   Class A                                                --          (17,230)
-------------------------------------------------------------------------------
   Class B                                                --           (3,945)
-------------------------------------------------------------------------------
   Class C                                                --             (187)
-------------------------------------------------------------------------------
   Class M                                                --             (171)
-------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                       (26,524,763)     (62,725,610)
-------------------------------------------------------------------------------
   Class B                                        (5,266,629)     (13,041,582)
-------------------------------------------------------------------------------
   Class C                                          (274,404)        (610,914)
-------------------------------------------------------------------------------
   Class M                                          (244,396)        (601,649)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (196,389,732)    (113,047,446)
-------------------------------------------------------------------------------
Total decrease in net assets                    (164,362,111)    (174,032,229)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,246,195,961    1,420,228,190
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,784,303 and
$3,083,364, respectively)                     $1,081,833,850   $1,246,195,961
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.31          $12.88          $13.39          $13.27          $14.13          $14.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .34 (c)         .74             .83             .80             .80             .81
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .35            (.57)           (.52)            .11            (.85)           (.48)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .69             .17             .31             .91            (.05)            .33
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.35)           (.74)           (.82)           (.79)           (.81)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.35)           (.74)           (.82)           (.79)           (.81)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.65          $12.31          $12.88          $13.39          $13.27          $14.13
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.67*           1.34            2.38            7.10            (.24)           2.25
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $864,825      $1,000,769      $1,115,695      $1,145,710      $1,114,842      $1,157,920
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .46* (c)        .91             .90             .88             .86             .87
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.70* (c)       5.83            6.31            6.01            5.95            5.56
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      9.64*          28.90           19.87           17.95           12.05           12.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.33          $12.90          $13.41          $13.29          $14.15          $14.62
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .30 (c)         .67             .76             .73             .73             .74
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .35            (.57)           (.52)            .12            (.86)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .65             .10             .24             .85            (.13)            .27
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.31)           (.67)           (.75)           (.73)           (.73)           (.74)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.31)           (.67)           (.75)           (.73)           (.73)           (.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.67          $12.33          $12.90          $13.41          $13.29          $14.15
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.32*           0.82            1.88            6.55            (.82)           1.81
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $198,831        $222,970        $281,825        $356,506        $441,174        $743,456
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .78* (c)       1.43            1.40            1.39            1.44            1.37
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.37* (c)       5.32            5.83            5.49            5.36            5.03
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      9.64*          28.90           19.87           17.95           12.05           12.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------
                                 Six months                                                                        For the
                                    ended                                                                          period
                                  January 31                                                                    Feb 1, 1999+
Per-share                        (Unaudited)                         Year ended July 31                          to July 31
operating performance               2004            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $12.31          $12.89          $13.39          $13.27          $14.13          $14.73
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                .29 (c)         .64             .72             .69             .69             .36
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .36            (.58)           (.51)            .12            (.85)           (.60)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .65             .06             .21             .81            (.16)           (.24)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.30)           (.64)           (.71)           (.69)           (.70)           (.36)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.30)           (.64)           (.71)           (.69)           (.70)           (.36)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.66          $12.31          $12.89          $13.39          $13.27          $14.13
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              5.34*           0.45            1.64            6.25           (1.05)           1.58*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $10,831         $12,028         $11,002          $6,779          $3,945          $2,738
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .86* (c)       1.71            1.70            1.68            1.66             .83*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.30* (c)       5.02            5.46            5.20            5.16            2.47*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              9.64*          28.90           19.87           17.95           12.05           12.16
----------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.31          $12.89          $13.39          $13.27          $14.14          $14.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .32 (c)         .70             .79             .76             .77             .77
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .35            (.58)           (.51)            .12            (.87)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .67             .12             .28             .88            (.10)            .30
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.33)           (.70)           (.78)           (.76)           (.77)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.33)           (.70)           (.78)           (.76)           (.77)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.65          $12.31          $12.89          $13.39          $13.27          $14.14
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.52*           0.96            2.16            6.79            (.62)           2.01
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $7,347         $10,429         $11,706         $11,474         $13,745         $23,693
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .61* (c)       1.21            1.20            1.18            1.16            1.17
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.54* (c)       5.54            6.00            5.70            5.65            5.27
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      9.64*          28.90           19.87           17.95           12.05           12.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2004 (unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of approximately $72,899,436 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
  $12,477,080    July 31, 2004
   21,345,454    July 31, 2006
   23,390,767    July 31, 2007
    7,813,842    July 31, 2008
    1,682,906    July 31, 2009
    1,466,587    July 31, 2010
    4,722,800    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 approximately $51,751,776 of losses recognized during the period November 1, 2002 to July 31, 2003.

The aggregate identified cost on a tax basis is $1,076,684,105, resulting in gross unrealized appreciation and depreciation of $56,460,114 and $69,514,081, respectively, or net unrealized depreciation of $13,053,967.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004 to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2004 the fund paid PFTC $527,172 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2004, the fund's expenses were reduced by $17,569 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,901 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $18,644 and $89 from the sale of class A and class M shares, respectively, and received $327,548 and $142 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received $4,649 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,212,705 and $319,822,714, respectively. There were no purchases and sales of U.S. government securities.

Note 4
Capital shares

At January 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,761,437       $21,877,038
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,283,002        16,031,819
----------------------------------------------------------------
                                     3,044,439        37,908,857

Shares repurchased                 (15,988,322)     (199,528,178)
----------------------------------------------------------------
Net decrease                       (12,943,883)    $(161,619,321)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,302,265       $92,127,348
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,953,632        37,186,069
----------------------------------------------------------------
                                    10,255,897       129,313,417

Shares repurchased                 (15,560,514)     (195,724,936)
----------------------------------------------------------------
Net decrease                        (5,304,617)     $(66,411,519)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            636,126        $7,947,562
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       209,561         2,622,890
----------------------------------------------------------------
                                       845,687        10,570,452

Shares repurchased                  (3,239,662)      (40,498,189)
----------------------------------------------------------------
Net decrease                        (2,393,975)     $(29,927,737)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,854,677       $23,435,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       512,488         6,465,446
----------------------------------------------------------------
                                     2,367,165        29,901,293

Shares repurchased                  (6,122,644)      (77,328,504)
----------------------------------------------------------------
Net decrease                        (3,755,479)     $(47,427,211)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             86,527        $1,075,423
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,135           138,884
----------------------------------------------------------------
                                        97,662         1,214,307

Shares repurchased                    (218,682)       (2,722,956)
----------------------------------------------------------------
Net decrease                          (121,020)      $(1,508,649)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            345,325        $4,381,427
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        25,053           308,458
----------------------------------------------------------------
                                       370,378         4,689,885

Shares repurchased                    (247,328)       (3,113,145)
----------------------------------------------------------------
Net increase                           123,050        $1,576,740
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             15,574          $194,373
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        13,412           167,483
----------------------------------------------------------------
                                        28,986           361,856

Shares repurchased                    (295,478)       (3,695,881)
----------------------------------------------------------------
Net decrease                          (266,492)      $(3,334,025)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             47,097          $565,889
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        31,500           421,804
----------------------------------------------------------------
                                        78,597           987,693

Shares repurchased                    (139,917)       (1,773,149)
----------------------------------------------------------------
Net decrease                           (61,320)        $(785,456)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended January 31, 2004, Putnam Management has assumed $13,623 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA042-211467  036/679/851  3/04


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 1, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 1, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 1, 2004


Putnam
Tax-Free
High Yield
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-04

[GRAPHIC OMITTED: HARMONICA]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you about Putnam's commitment to establishing high fiduciary standards within the investment management industry. The firm's efforts took a step forward in January with a series of initiatives that were outlined in a letter to shareholders from Putnam President and CEO Ed Haldeman. Among other things, Putnam is placing voluntary limits on fund expenses and reducing sales loads. In addition, beginning this spring, shareholder communications will provide enhanced disclosure, including a comparison of fund costs with industry averages and a gauge of each fund's relative risk. They will also disclose the number of shares held by Putnam employees and discuss how the portfolio management team is compensated. Another new measure, taking effect April 19, 2004, will impose a 2% fee on shares that are sold within 5 days of purchase. This redemption fee demonstrates Putnam's commitment to preventing short-term trading in its funds, which can be detrimental to shareholders.

These changes serve to advance shareholder interests and provide a framework to help you make financial decisions. We encourage you to review the new disclosure as it is implemented and discuss it with your financial advisor. While we are pleased with this progress, the Trustees and Putnam are continuing to explore other measures that may provide greater transparency and enhanced protection for long-term shareholders.

During the six-month period ended January 31, 2004, Putnam Tax-Free High Yield Fund performed well in absolute terms, although its results at net asset value were slightly behind both its benchmark and Lipper peer group average. The accompanying report from the fund's management team discusses how the fund benefited from an overall -- if irregular -- rise in bond prices and renewed investor interest in lower-rated bonds. The fund's holdings in various sectors did well, but some larger positions that have been in the fund for a long time held the fund back. The report also addresses how the managers are using diversification in an effort to reduce risk and still maintain a high current return.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 17, 2004


Report from Fund Management

Fund highlights

 * Municipal high-yield bonds returned to favor with investors during the six months ended January 31, 2004, helping Putnam Tax-Free High Yield Fund to generate a 5.67% total return on class A shares at net asset value (NAV) and 0.68% at public offering price (POP).

 * The fund's result at NAV was slightly behind that of its benchmark, the Lehman Municipal Bond Index, which returned 5.73% for the period. We attribute this to a few older positions that hurt the fund's performance.

 * These same older positions also restrained the fund's progress relative to its Lipper category, High Yield Municipal Debt Funds, which averaged a return of 5.78% for the period.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

As interest rates trended irregularly downward, an overall rise in bond prices created a favorable climate for bond investors during the six months ended January 31, 2004. Demand for higher-yielding bonds intensified as the prospect for an economic recovery appeared to encourage yield-hungry investors to accept higher risks in pursuit of greater returns. In this environment, your fund performed well, although its progress was limited by negative results from a few lower-rated holdings that have been in the portfolio for a long time. The largest of these positions is composed of industrial development bonds (IDBs) issued on behalf of the Hoover Group, discussed in detail on page 5.

The fund's duration also influenced its relative performance. Duration is a measure of a portfolio's sensitivity to changes in interest rates; a longer duration makes the fund more sensitive, and vice versa. With interest rates near 45-year lows and indications of strong economic recovery, we believed some increase in interest rates was possible. As a result, it seemed more prudent to maintain a slightly shorter duration than the benchmark and other comparable funds. Although this limited your fund's upside potential, we continue to believe that some caution is warranted.

FUND PROFILE

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.


Market overview

The bond market experienced a significant sell-off just prior to the semiannual period that drove yields higher and prices correspondingly lower. Thereafter, yields drifted up and down through the end of 2003 with each bit of news that either challenged or supported the notion of a sustained economic recovery. Overall, municipal bond yields trended downward between August 1, 2003, and January 31, 2004, and were slightly lower at the end of the period.

California's general obligation (GO) bonds were of interest during the period. The difference in yield between California GO bonds and AAA-rated bonds had been narrowing and at the start of the period seemed to reflect investors' improving confidence in California's future. However, shortly after Arnold Schwarzenegger took office as governor, he made it plain that if voters did not approve a $15 billion bond issuance, budget cuts would be necessary to prevent the state from going into bankruptcy. Investor reaction to this uncertainty has driven the yield spread between California GO bonds and AAA-rated bonds wider, and we expect that it will remain wide for some time.

During the period, the ratio of municipal bond yields to comparable Treasury yields dipped from about 90% to 80% and then back to about 85%, its long-term average. Municipal bonds within the airline, tobacco, utilities, and basic industrials sectors did well. Airline-related bonds have benefited from a rebound in business and leisure travel and lessening fears of bankruptcies within the industry. Tobacco settlement bonds performed well as favorable legal decisions improved the outlook for ongoing litigation. Utilities and industrial bonds were helped by cyclical increases in demand. In addition, the municipal high-yield market saw increased inflows as money was rotated out of corporate high-yield bonds, which have performed strongly over the past year or so.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.73%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.49%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.88%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             2.46%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.23%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 17.35%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                21.81%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/04.
-------------------------------------------------------------------------------

Strategy overview

Diversification remains the key to our strategy, especially among lower-rated securities, as we continue our focus on maintaining high income while reducing risk. We have been broadening the fund's diversification at the lower levels of the quality spectrum by owning smaller pieces of individual securities and diversifying among issuers with similar credit quality and fundamentals.

We believe this strategy is particularly helpful for this fund because while higher-quality bonds, such as Treasuries, tend to be more sensitive to interest-rate changes, lower-rated bonds are affected by changes in the outlook of the underlying issuer in addition to interest rates. For example, a bond issued on behalf of a BBB-rated hospital will be influenced by the outlook for the hospital's earnings, as well as by interest rates and broad market trends. If the hospital's earnings are affected by a change in management or a loss of market share, the value of its bonds could decline even if bond prices generally are on the rise. For this reason, we make sure that the share of assets we invest in each category of lower-rated bonds is divided into smaller positions -- in different hospitals and different geographical regions, for example -- than if the issue carried a higher rating.

With respect to sectors, our strategy has been to increase your fund's holdings in tobacco settlement bonds to take advantage of low prices in September. We have also increased the fund's exposure to the utilities sector and begun to sell some of its airline-related positions on strength. In addition, we have been expanding the fund's diversification in the health-care sector, although we continue to favor bonds issued for long-term care facilities.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of 7/31/03      as of 1/31/04

Health care                      32.0%              34.5%

Utilities                        15.3%              19.2%

Transportation                    7.4%               6.9%

Forest and
paper products                    5.5%               4.8%

Housing                           3.0%               3.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.

How fund holdings affected performance

During this semiannual period, we modestly increased the fund's exposure to tobacco settlement bonds, which are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. These bonds tend to be investment-grade debt, but because they are subject to special risks, they generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in tobacco bonds is the possibility that interest payments could be affected by further litigation against the tobacco industry. These bonds came under pressure from unfavorable rulings in the spring of 2002, but the tobacco companies have been winning on appeals and many of the bonds are selling at attractive prices. However, we continue to approach this sector with caution, and it remains a relatively small position. We increased your fund's holdings from 1.7% of net assets at the beginning of the fiscal year to 3.3% at the end of January.

We've also increased the fund's holdings in industrial development bonds
(IDBs) issued for utilities, especially low-cost providers -- those that use coal or hydroelectric power more than conventional resources. IDBs are issued by municipalities to finance local expansion by various businesses. Because they are backed by revenues from the companies benefiting from the financing, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Attractive valuations and improving credit quality have driven up investor demand for these issues. Your fund has benefited both from appreciation on the fund's existing holdings and new purchases made during the fiscal period.

Airline-related IDBs have also done extremely well over the past year, some rising from distressed levels. Prices of a few airline bonds are now close to -- or have reached -- their levels before September 11, 2001. For example, the fund holds bonds issued by the Houston, Texas Airport for Continental Airlines. Continental was the first major U.S. carrier to report an operating profit since September 11, and the price of these bonds has risen significantly. They are rated Caa2 by Moody's and B- by Standard & Poor's; they mature in 2021 and 2029. However, the industry is still grappling with high fuel prices, lofty debt levels, and human resources costs, as well as competition from low-cost carriers. Consequently, we have trimmed the fund's exposure to airline IDBs to 2.8% at the end of the period from 3.5% last July, selling into a rising market.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (16.7%)

A (9.4%)

Baa/BBB (32.4%)

Ba/BB (21.8%)

B (12.8%)

CCC/Caa (1.6%)

D (1.5%)

VMIG1 and other (3.8%)

Footnote reads:
As a percentage of market value as of 1/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We also enjoyed some success with IDBs issued for companies in other industries. For example, the fund owns Dickinson, Michigan, International Paper bonds, scheduled to mature in 2016. International Paper is the largest paper products company in the United States and we purchased these bonds in May 2002 when economic recovery was still far from certain. As economic growth rebounded and yield-oriented investors returned to the market, the price of the bonds rallied.

On the other hand, your fund's position in the Hoover Group, which includes several series of bonds with different maturities, has performed poorly. Hoover Group is a Georgia-based company that makes large industrial containers for shipping products and raw materials. The fund purchased IDBs issued for Hoover Group by Anniston, Alabama and Forsyth County, Georgia in 1994. The poor economy and competitive pricing have eroded revenues and the company is seeking concessions from debt holders in order to avoid bankruptcy. The fund is negotiating with the company, with the help of legal counsel. Although the future is never assured, our renewed emphasis on broad diversification is designed to help your fund avoid such situations in the future. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. Beginning on April 19, 2004, the 1% redemption fee currently applicable to international, global, and taxable high-yield funds will be imposed on shares that are exchanged or redeemed within 6 to 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In its statement on January 28, 2004, the Federal Reserve Board said it could "be patient" about raising short-term interest rates. This marked a slight change from its earlier position and hinted at the potential for raising rates in the future. As the bond market responded, interest rates rose slightly. There is a general assumption that with economic growth comes inflation and rising rates. In our view, bond market prices already reflect a lot of the recent favorable economic news. Over the short term, there is a risk that economic data could disappoint or some unexpected event could cause market instability. Either could cause a flight to quality and a short-lived period of lower rates. However, we believe that rates will rise in the long term and that the Fed could initiate a tightening cycle as early as this summer. Any actions taken by the Fed in this election year are likely to be well planned and executed to limit any potential disruption to the financial markets. Putnam's Interest Rate Committee believes that the federal funds rate could reach 2% by the first quarter of 2005 if economic growth continues its upbeat pace. In light of the increasingly large federal budget deficit, the prospect for heavy issuance of Treasury debt continues to be a cloud over the market. We will continue to monitor trends in the municipal bond market to pursue the most compelling opportunities in pursuit of your fund's objectives.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/04
-------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C              Class M
(inception dates)             (9/20/93)             (9/9/85)              (2/1/99)             (12/29/94)
-------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------------
6 months                   5.67%      0.68%      5.32%      0.32%      5.34%      4.34%      5.52%      2.11%
-------------------------------------------------------------------------------------------------------------------
1 year                     7.24       2.16       6.58       1.58       6.46       5.46       6.91       3.43
-------------------------------------------------------------------------------------------------------------------
5 years                   15.50       9.96      12.60      10.88      11.21      11.21      13.86      10.19
Annual average             2.92       1.92       2.40       2.09       2.15       2.15       2.63       1.96
-------------------------------------------------------------------------------------------------------------------
10 years                  51.17      44.01      42.76      42.76      39.45      39.45      46.12      41.38
Annual average             4.22       3.71       3.62       3.62       3.38       3.38       3.87       3.52
-------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.94       6.65       6.59       6.59       6.08       6.08       6.72       6.53
-------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (9/20/93)              (9/9/85)              (2/1/99)            (12/29/94)
-------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------------
6 months                   2.29%     -2.54%      1.97%     -3.00%      1.88%      0.89%      2.15%     -1.14%
-------------------------------------------------------------------------------------------------------------------
1 year                     6.10       1.01       5.46       0.46       5.25       4.25       5.76       2.35
-------------------------------------------------------------------------------------------------------------------
5 years                   15.74      10.25      12.69      10.97      11.15      11.15      13.95      10.26
Annual average             2.97       1.97       2.42       2.10       2.14       2.14       2.65       1.97
-------------------------------------------------------------------------------------------------------------------
10 years                  51.46      44.23      43.05      43.05      39.69      39.69      46.34      41.56
Annual average             4.24       3.73       3.64       3.64       3.40       3.40       3.88       3.54
-------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.91       6.62       6.56       6.56       6.05       6.05       6.70       6.51
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/04
--------------------------------------------------------------------------------
                               Lehman          Lipper High Yield
                              Municipal       Municipal Debt Funds
                             Bond Index         category average*
--------------------------------------------------------------------------------
6 months                         5.73%               5.78%
--------------------------------------------------------------------------------
1 year                           6.18                7.89
--------------------------------------------------------------------------------
5 years                         31.93               18.39
Annual average                   5.70                3.39
--------------------------------------------------------------------------------
10 years                        78.50               57.10
Annual average                   5.97                4.57
--------------------------------------------------------------------------------
Annual average
(life of fund)                   8.10                6.91
--------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/04, there were 80, 80, 54, and 27 funds, respectively, in this Lipper category.

-------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------------------------------------------
                                        Class A          Class B          Class C          Class M
-------------------------------------------------------------------------------------------------------------------
Distributions (number)                       6                6                6                6
-------------------------------------------------------------------------------------------------------------------
Income 1                                 $0.349980        $0.309574        $0.299762        $0.331195
-------------------------------------------------------------------------------------------------------------------
Capital gains 1                             --               --               --               --
-------------------------------------------------------------------------------------------------------------------
Total                                    $0.349980        $0.309574        $0.299762        $0.331195
-------------------------------------------------------------------------------------------------------------------
Share value:                            NAV    POP           NAV              NAV          NAV    POP
-------------------------------------------------------------------------------------------------------------------
7/31/03                                $12.31 $12.92       $12.33           $12.31     $12.31    $12.72
-------------------------------------------------------------------------------------------------------------------
1/31/04                                 12.65  13.25*       12.67            12.66      12.65     13.07
-------------------------------------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------------------------------------
Current dividend rate 2                 5.31%  5.07%        4.67%            4.51%      5.01%     4.85%
-------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                    8.17   7.80         7.18             6.94       7.71      7.46
-------------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4              4.71   4.50         4.03             3.87       4.40      4.26
-------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                    7.25   6.92         6.20             5.95       6.77      6.55
-------------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 35.00% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.
   Reflects an expense waiver in effect during the period, without which yields would have been lower.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
TRAN                  Tax Revenue Anticipation Notes
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (97.2%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (2.0%)
-------------------------------------------------------------------------------
    $3,080,000 Anniston, Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s, 9/1/10  D/P             $1,078,000
     5,120,000 DCH Hlth. Care Auth. Rev. Bonds,
               5 1/4s, 6/1/18                        A1               5,312,000
     5,000,000 Jackson Cnty., Hlth. Care Auth.
               Rev. Bonds,  5.7s, 5/1/19             BB+              4,593,750
     1,800,000 Jackson Cnty., Hlth. Care Auth.
               TRAN, 7 7/8s, 5/1/19                  AAA/P            1,860,948
     6,380,000 Jefferson Cnty., Swr. Rev. Bonds
               (Cap. Impt.), 5s, 2/1/41              Aaa              7,177,500
     2,000,000 Phenix City, Indl. Dev. Board
               Rev. Bonds (Mead Coated Board),
               Ser. A, 5.3s, 4/1/27                  Baa2             1,890,000
                                                                 --------------
                                                                     21,912,198

Arizona (1.8%)
-------------------------------------------------------------------------------
     1,000,000 AZ State Hlth. Fac. Auth. Rev. Bonds
               (Bethesda Foundation Project),
               Ser. A, 6.4s, 8/15/27                 BB-/P              946,250
     4,000,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             4,200,000
               Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Sierra Vista Regl.
               Hlth. Ctr.),
     3,425,000 7 3/4s, 12/1/30                       BB+/P            3,776,063
     1,000,000 Ser. A, 6.2s, 12/1/21                 BB+/P            1,022,500
     5,500,000 Pima Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds, Ser. A,
               8 1/2s, 11/15/32                      B/P              5,740,625
               Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village 1st.
               Mtge.), Ser. A
     1,500,000 8 1/4s, 6/1/15                        BB-/P            1,575,000
     2,300,000 8s, 6/1/11                            BB-/P            2,409,250
                                                                 --------------
                                                                     19,669,688

Arkansas (1.5%)
-------------------------------------------------------------------------------
     7,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds  (WA Regl. Med. Ctr.),
               7 3/8s, 2/1/29                        Baa3             8,550,000
     6,650,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             7,265,125
                                                                 --------------
                                                                     15,815,125

California (8.8%)
-------------------------------------------------------------------------------
     3,000,000 ABAG Fin. Auth. COP (American
               Baptist Homes), Ser. A, 5.85s,
               10/1/27                               BB+              2,801,250
     2,500,000 Brentwood, Infrastructure Auth.
               Rev. Bonds, Ser. 94-1, 5 5/8s,
               9/2/29                                BB-/P            2,431,250
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     7,500,000 5 3/8s, 5/1/22                        A3               7,837,500
     3,400,000 5 1/4s, 5/1/20                        A3               3,557,250
    10,000,000 CA State Dept. of Wtr. Resources
               VRDN, Ser. B-2, 0.98s, 5/1/22         VMIG1           10,000,000
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1             1,073,750
     1,000,000 CA Statewide Cmnty. Dev. Auth.
               Special Tax Rev. Bonds (Citrus
               Garden Apt. Project - D1),  5 1/4s,
               7/1/22                                A                1,027,500
     2,855,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax (No. 08-1 Otay Ranch
               Village Six), 6s, 9/1/33              BB-/P            2,847,863
    18,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)     D/P                360,000
     3,000,000 Elk Grove CA Special Tax Rev. Bonds
               (Poppy Ridge Cmnty. Facs. - No
               03-01), 6s, 9/1/34                    BB/P             2,996,250
     1,750,000 Folsom, Special Tax (Cmnty. Facs.
               Dist. No. 10), 5 7/8s, 9/1/28         BB/P             1,756,563
       300,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3               308,625
     7,835,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P              4,309,250
     6,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa2             6,037,500
     7,000,000 Irvine, Impt. Board Act of 1915
               VRDN, 1.00s, 9/2/23                   VMIG1            7,000,000
     1,000,000 Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds (Assmt. Dist.
               No. 00-18-GRP 3),  5.55s, 9/2/26      BB+/P            1,003,750
     3,500,000 Los Angeles, Regl. Arpt. Impt. Corp.
               Lease Rev. Bonds, Ser. C, 7 1/2s,
               12/1/24                               B-               3,500,000
     1,625,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (Ladera Ranch -
               No. 02-1), Ser. A, 5.55s, 8/15/33     BB/P             1,612,813
               Redondo Beach, Redev. Agcy.
               Multi-Fam. Hsg. Rev. Bonds (Heritage
               Point)
     2,925,000 Ser. B, 8 1/2s, 9/1/23                B+/P             2,972,531
     4,690,000 Ser. A, 6 1/2s, 9/1/23                B+/P             4,766,213
     1,500,000 Roseville, Special Tax (Cmnty. Fac.
               Dist.  No. 1-Crocker), 6s, 9/1/33     BB/P             1,503,750
       700,000 Sacramento, Special Tax (North
               Natomas Cmnty. Fac. 01-03), 6s,
               9/1/28                                BB/P               712,250
     1,500,000 San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds, Ser. A, 5 1/2s,
               1/15/28                               Baa3             1,432,500
     2,770,000 Santaluz, Special Tax (Cmnty. Fac.
               Dist.  No. 2-Impt. Area No. 1),
               6 3/8s, 9/1/30                        BB/P             2,821,938
       350,000 Southern CA Pub. Pwr. Auth. IFB
               (Transmission), 10.347s, 7/1/12       Aa3                360,010
     4,560,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P            4,588,500
    10,500,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P          10,906,875
     5,205,000 Valley Hlth. Syst. COP, 6 7/8s,
               5/15/23                               B+               4,313,644
                                                                 --------------
                                                                     94,839,325

Colorado (0.6%)
-------------------------------------------------------------------------------
     5,000,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               5.9s, 10/1/27                         A3               5,143,750
     1,500,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               1,623,750
                                                                 --------------
                                                                      6,767,500

Connecticut (1.8%)
-------------------------------------------------------------------------------
               CT State Dev. Auth. Rev. Bonds (East
               Hills Woods)
     4,311,796 Ser. A, 7 3/4s, 11/1/17               B-/P             3,605,739
       457,428 Ser. B, zero %, 3/1/21                B-/P                28,017
     2,000,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elm
               Street Park Baptist, Inc. Project),
               5.85s, 12/1/33                        BBB+             2,065,000
     6,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               6,337,500
     6,500,000 CT State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Edgehill), Ser. A,
               6 7/8s, 7/1/27                        AAA/P            6,849,310
                                                                 --------------
                                                                     18,885,566

District of Columbia (2.5%)
-------------------------------------------------------------------------------
    17,000,000 DC G.O. Bonds, Ser. A, 6 3/8s,
               6/1/26                                AAA             19,210,000
               DC Tobacco Settlement Fin. Corp.
               Rev. Bonds
     2,500,000 6 3/4s, 5/15/40                       Baa2             2,418,750
     5,500,000 6 1/2s, 5/15/33                       Baa2             5,273,125
                                                                 --------------
                                                                     26,901,875

Florida (4.1%)
-------------------------------------------------------------------------------
     9,260,000 Brevard Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Courtenay Springs),
               7 3/4s, 11/15/24                      AAA/P            9,932,183
     3,105,000 Cap. Trust Agcy. Multi-Fam.
               Rev. Bonds
               (American Opportunity-Senior),
               Ser. A, 5 7/8s, 12/1/38               Baa1             2,992,444
     5,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33 (acquired 4/23/02, cost
               $5,000,000) (RES)                     B/P              6,168,750
       900,000 Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B, 5s, 11/1/07       BB-/P              913,500
     5,180,000 FL State Fin. Dept. Gen. Svcs. IFB
               (Rites-PA 414A), FSA,  9.216s,
               7/1/11 (acquired 9/2/98, cost
               $6,687,794) (RES)                     AAA/P            7,187,250
     3,300,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds  (Shell Point
               Village Project), Ser. A, 5 1/2s,
               11/15/29                              BBB-             3,192,750
     2,000,000 Middle Village Cmnty. Dev. Dist.
               Special Assmt., Ser. A, 6s, 5/1/35    BB-/P            2,015,000
               Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds
     2,400,000 (Orlando Regl. Hlth. Care), 5 3/4s,
               12/1/32                               A2               2,478,000
     3,750,000 (Adventist Hlth. Syst.), 5 5/8s,
               11/15/32                              A                3,904,688
     1,800,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,755,000
     1,000,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. A,
               6 5/8s, 5/1/33                        BB-/P            1,016,250
     2,250,000 Westchester Cmnty. Dev. Dist. No. 1
               Special Assmt. (Cmnty.
               Infrastructure), 6 1/8s, 5/1/35       BB-/P            2,283,750
                                                                 --------------
                                                                     43,839,565

Georgia (3.2%)
-------------------------------------------------------------------------------
     2,000,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA,  1.00s, 11/1/41                  VMIG1            2,000,000
     8,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               8,470,000
     3,400,000 Effingham Cnty., Indl. Dev. Auth.
               Rev. Bonds (Pacific Corp.), 6 1/2s,
               6/1/31                                Ba3              3,361,750
     6,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (GA Baptist Hlth. Care
               Syst.), U.S. Govt. Coll., 6 3/8s,
               10/1/28                               AAA              7,372,500
     9,500,000 Forsyth Cnty., Indl. Dev. Auth.
               Rev. Bonds (Hoover Group, Inc.),
               8 1/2s, 12/1/05                       Ba3              3,325,000
     6,875,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7 1/2s, 1/1/26                 BB+/P            6,969,531
     3,160,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Stone Container
               Corp.), 8 1/8s, 7/1/15                B/P              3,290,887
                                                                 --------------
                                                                     34,789,668

Illinois (2.9%)
-------------------------------------------------------------------------------
     1,500,000 Chicago, Special Assmt. Bonds (Lake
               Shore East), 6 3/4s, 12/1/32          B+/P             1,554,375
     4,000,000 Chicago, O'Hare Intl. Arpt.
               Rev. Bonds (United Airlines, Inc.),
               Ser. A, 6 3/4s, 11/1/11 (In default)
               (NON)                                 D/P              1,200,000
     5,000,000 Chicago, Wtr. Rev. Bonds, AMBAC,
               5 3/4s, 11/1/30                       Aaa              5,843,750
     1,050,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy
               Hsg. Corp.), 7s, 8/1/24               Baa1             1,101,986
               IL Hlth. Fac. Auth. Rev. Bonds
       880,000 (Cmnty. Rehab. Providers Fac.),
               8 1/4s,8/1/12  (In default) (NON)     D/P                874,500
     2,385,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20  (In default)
               (NON)                                 D/P              1,270,013
     4,330,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (Prerefunded)  AAA/P            4,811,713
     3,065,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 1/2s, 3/1/14                AAA/P            3,110,607
       215,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 1/4s, 3/1/04                B/P                216,011
     1,000,000 (St. Benedict), Ser. 03A-1, 6.9s,
               11/15/33                              B+/P             1,008,750
               IL Hlth. Fac. Auth. Rev. Bonds
     6,000,000 (Elmhurst Memorial Hlth. Care),
               5 5/8s, 1/1/28                        A2               6,195,000
     3,900,000 IL Hlth. Fac. Auth. VRDN (Bromenn
               Hlth. care), 0.98s, 8/15/32           A-1+             3,900,000
                                                                 --------------
                                                                     31,086,705

Indiana (0.7%)
-------------------------------------------------------------------------------
       900,000 Plainfield, Indl. Econ. Dev.
               Rev. Bonds (Earl M. Jorgensen Co.),
               8 1/2s, 9/1/04                        B-/P               909,459
     2,200,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 4/1/25          BBB              2,194,500
     4,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             4,220,000
                                                                 --------------
                                                                      7,323,959

Iowa (1.8%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds  (Care Initiatives)
    15,020,000 9 1/4s, 7/1/25                        BBB-/P          18,005,225
       895,000 9.15s, 7/1/09                         BBB-/P           1,043,794
       105,000 Marion Hlth. Care Fac. Rev. Bonds
               (First Mtg.), Ser. IA, 6 1/2s,
               1/1/29                                CCC/P               95,681
                                                                 --------------
                                                                     19,144,700

Kansas (0.3%)
-------------------------------------------------------------------------------
               Lenexa, Hlth. Care Rev. Bonds
               (LakeView Village)
     2,250,000 Ser. C, 6 7/8s, 5/15/32               BB+              2,359,688
     1,200,000 Ser. B, 6 1/4s, 5/15/26               BB+              1,210,500
                                                                 --------------
                                                                      3,570,188

Kentucky (1.3%)
-------------------------------------------------------------------------------
     2,935,000 Kenton Cnty., Arpt. Board Rev. Bonds
               (Special  Fac. - Delta Airlines,
               Inc.), 7 1/8s, 2/1/21                 B3               2,843,281
       610,000 Kentucky Econ. Dev. Fin. Auth.
               Rev. Bonds  (First Mtg.), Ser. IA,
               6 1/2s, 1/1/29                        CCC/P              555,863
               KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A
     6,250,000 6 5/8s, 10/1/28                       BBB/P            6,578,125
     3,740,000 6 1/8s, 10/1/10                       BBB/P            4,034,525
                                                                 --------------
                                                                     14,011,794

Louisiana (3.3%)
-------------------------------------------------------------------------------
     3,000,000 LA Hlth. Ed. Auth. Rev. Bonds
               (Lambert House), Ser. A, 6.2s,
               1/1/28                                B+/P             2,973,750
     5,335,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             4,694,800
     7,750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            6,422,813
     7,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              7,113,470
     3,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa3             3,097,500
               Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A
     1,000,000 5s, 2/1/30                            A                  977,500
     1,000,000 5s, 2/1/25                            A                  992,500
     9,000,000 W. Feliciana Parish, Solid Waste
               Disp. Rev. Bonds (Kaiser Aluminum),
               7.7s, 12/1/14                         Ba1              9,301,050
                                                                 --------------
                                                                     35,573,383

Maine (0.3%)
-------------------------------------------------------------------------------
     3,500,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              3,530,625

Maryland (0.9%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               U.S. Govt. Coll., 8s, 5/15/29         AAA              6,562,500
               MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds
     2,000,000 (Mercy Ridge), Ser. A, 6s, 4/1/35     BB+/P            2,005,000
     1,500,000 (Medstar Health), 5 1/2s, 8/15/33     Baa2             1,468,125
                                                                 --------------
                                                                     10,035,625

Massachusetts (4.8%)
-------------------------------------------------------------------------------
               Atlas Boston Tax Exempt Rev. Bonds
     1,165,000 Ser. 99-1, 7 1/4s, 1/1/35 (In
               default) (NON)                        D/P                  5,825
     2,220,000 Ser. 1, 6.65s, 1/1/35 (In default)
               (NON)                                 D/P                777,000
     5,000,000 MA G.O. Bonds, Ser. C, MBIA, 5 1/4s,
               8/1/18                                Aaa              5,606,250
     4,055,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (Alden Place), 6 3/4s, 7/1/30         B/P              3,872,525
     5,600,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Boston U.), Ser. L, AMBAC, 10.653s,
               7/1/25                                Aaa              5,745,208
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     5,750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             6,634,063
     4,000,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             4,055,000
     4,900,000 (Winchester Hosp.), Ser. E, 6 3/4s,
               7/1/30                                BBB              5,236,875
     5,850,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             6,113,250
     2,200,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             2,279,750
     4,500,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               4,696,875
     2,630,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB              2,679,313
     1,855,000 MA State Indl. Fin. Agcy. R (TNG
               Marina Bay LLC Project), 7 1/2s,
               12/1/27                               B/P              1,892,100
               MA State Indl. Fin. Agcy. Rev. Bonds
     2,378,153 (Evanswood Bethzatha Corp.), 8s,
               1/15/27 (In default) (NON)            D/P                  2,973
     1,664,711 (1st. Mtge. Evanswood Bethzatha-A),
               7 7/8s, 1/15/20 (In default) (NON)    D/P                  2,081
     1,850,000 (Sr. Living Fac. Forge Hill), 7s,
               4/1/17                                B/P              1,757,500
                                                                 --------------
                                                                     51,356,588

Michigan (4.9%)
-------------------------------------------------------------------------------
     2,251,000 Ann Arbor, Econ. Dev. Corp. Ltd.
               Oblig. Rev. Bonds (Glacier Hills,
               Inc.), State & Local Govt.
               Coll., 8 3/8s, 1/15/19                AAA              3,044,478
     2,000,000 Delta Cnty., Econ. Dev. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 4/15/27   Baa2             2,102,500
    10,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Rev. Bonds, (Intl. Paper Co.
               Project), Ser. A, 5 3/4s, 6/1/16      Baa2            10,775,000
     1,500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3             1,464,375
               Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A
     3,000,000 5 3/4s, 9/1/17                        Ba2              2,512,500
     2,000,000 5 5/8s, 9/1/10                        Ba2              1,837,500
     4,600,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             4,335,500
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     4,850,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P              4,092,188
     3,500,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             3,521,875
     7,500,000 MI State Strategic Fund, Ltd. IFB
               (Rites-PA 334), MBIA,  11.308s,
               9/1/25 (acquired 3/9/98, cost
               $9,018,750) (RES)                     AAA/P            8,906,250
     5,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              5,243,750
     5,495,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             3,915,188
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    CCC/P            1,672,500
                                                                 --------------
                                                                     53,423,604

Minnesota (0.8%)
-------------------------------------------------------------------------------
     2,600,000 Chaska, Indl. Dev. Rev. Bonds
               (Lifecore Biomedical, Inc. Project),
               10 1/4s, 9/1/20                       BB/P             2,688,062
     3,700,000 Minneapolis & St. Paul, Metropolitan
               Arpt. Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            CCC/P            3,658,375
     2,075,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.), Ser. A, 6s,
               11/15/28                              B+/P             1,691,125
       800,000 Sauk Rapids Hlth. Care & Hsg. Fac.
               Rev. Bonds (Good Shepherd Lutheran
               Home), 6s, 1/1/34                     B/P                794,000
                                                                 --------------
                                                                      8,831,562

Missouri (1.4%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/27                A                3,327,188
     2,000,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (MO Valley College), 0.95s,
               10/1/31                               A-1+             2,000,000
               St. Louis Arpt. Rev. Bonds (Lambert
               St. Louis Intl.), Ser. A, FSA
     4,150,000 5 1/4s, 7/1/11                        Aaa              4,710,250
     4,495,000 5 1/4s, 7/1/10                        Aaa              5,107,444
                                                                 --------------
                                                                     15,144,882

Montana (0.2%)
-------------------------------------------------------------------------------
     2,000,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds (Still Water Mining
               Project), 8s, 7/1/20                  Ba3              1,975,000

Nebraska (0.2%)
-------------------------------------------------------------------------------
               Kearney, Indl. Dev. Rev. Bonds
       142,042 (Great Platte River), 8s, 9/1/12      D/P                142,036
     1,582,933 (Cap. Appn. Great Platte River),
               zero %, 9/1/12                        D/P                  7,915
     2,000,000 NE Investment Fin. Auth. Hosp. IFB
               (Bishop Clarkson Memorial Hosp.),
               MBIA, 11.941s, 12/8/16                Aaa              1,990,640
                                                                 --------------
                                                                      2,140,591

Nevada (1.3%)
-------------------------------------------------------------------------------
     1,500,000 Clark Cnty., Impt. Dist. (Special
               Impt. Dist. No. 142-LOC Impt.),
               6.1s, 8/1/18                          BB-/P            1,516,875
     5,350,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp. Project),
               Ser. C, 5.45s, 3/1/38                 Baa2             5,811,438
               Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14)
     3,000,000 5.8s, 3/1/23                          BB-/P            3,003,750
     2,650,000 5.55s, 3/1/17                         BB-/P            2,653,313
       810,000 Las Vegas, Special Impt. Dist. No.
               809 Rev. Bonds (Summerlin Area),
               5.65s, 6/1/23                         BB/P               785,700
                                                                 --------------
                                                                     13,771,076

New Hampshire (2.7%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     8,500,000 (1st. Mtge.-Rivermead Peterborough),
               8 1/2s, 7/1/24                        AAA              8,926,445
     5,900,000 (Havenwood-Heritage Heights), 7.35s,
               1/1/18                                BB/P             6,150,750
     3,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P             2,730,000
     2,200,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Huntington at Nashua), Ser. A,
               6 7/8s, 5/1/33                        B/P              2,158,750
               NH State Bus. Fin. Auth. Rev. Bonds
     2,500,000 (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P            2,509,375
     3,855,000 (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P            3,411,675
     3,550,000 (Proctor Academy), Ser. A, 5.6s,
               6/1/28                                Baa2             3,629,875
     8,551,027 NH State Bus. Fin. Auth. Poll.
               Control & Solid Waste Rev. Bonds
               (Crown Paper Co.), 7 3/4s,
               1/1/22 (In default) (NON)             D                   10,689
                                                                 --------------
                                                                     29,527,559

New Jersey (4.7%)
-------------------------------------------------------------------------------
     5,000,000 Camden Cnty., Impt. Auth.
               Rev. Bonds, 8.4s, 4/1/24 (acquired
               4/12/94, cost $4,991,808) (In
               default) (NON)(RES)                   D/P              4,150,000
               NJ Econ. Dev. Auth. Rev. Bonds
     7,000,000 (Winchester Gardens), Ser. A,
               8 5/8s, 11/1/25                       BB-/P            7,463,750
     1,500,000 (1st Mtge.-Cranes Mill), Ser. A,
               7 1/2s, 2/1/27                        BB-/P            1,571,250
       900,000 (Cedar Crest Village, Inc.), Ser. A,
               7s, 11/15/16                          BB-/P              922,500
     9,000,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              8,943,750
       500,000 (First Mtge. Presbyterian), Ser. A,
               6 3/8s, 11/1/31                       BB/P               503,750
     3,000,000 (United Methodist Homes), Ser. A-1,
               6 1/4s, 7/1/33                        BB+              3,007,500
       500,000 (First Mtge. Presbyterian), Ser. A,
               6 1/4s, 11/1/20                       BB/P               510,000
     5,220,000 NJ Econ. Dev. Auth. Assisted Living
               Rev. Bonds (Meridian Assisted
               Living), 6 3/4s, 8/1/30               B/P              4,267,350
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     4,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             4,405,000
     2,000,000 (Columbus Regl. Hosp.), Ser. A,
               7 1/2s, 7/1/21                        B2               1,807,500
     3,500,000 (Raritan Bay Med. Ctr.), 7 1/4s,
               7/1/27                                BB+/P            3,600,380
     5,000,000 (South Jersey Hosp.), 6s, 7/1/12      Baa1             5,650,000
     1,750,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/4s, 7/1/32                        A-               1,767,500
     2,000,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds,  6 3/4s, 6/1/39           Baa2             1,980,000
                                                                 --------------
                                                                     50,550,230

New Mexico (0.7%)
-------------------------------------------------------------------------------
     5,500,000 Farmington, Poll. Control Rev. Bonds
               (Tucson Elec. Pwr. Co. San Juan),
               Ser. A, 6.95s, 10/1/20                Ba3              5,795,625
     2,200,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. B, 1.03s,
               9/1/24                                VMIG1            2,200,000
                                                                 --------------
                                                                      7,995,625

New York (8.6%)
-------------------------------------------------------------------------------
     2,250,000 Colonie, Indl. Dev. Agcy. Rev. Bonds
               (Cap. Compost & Waste), Ser. A,
               3 3/8s, 6/1/21                        D/P                258,750
     1,250,000 Huntington, Hsg. Auth. Rev. Bonds
               (Gurwin Jewish Sr. Residence),
               Ser. A, 6s, 5/1/39                    B+/P             1,162,500
     2,000,000 Nassau Cnty, Interim Fin. Auth.
               Rev. Bonds, Ser. B, MBIA, 5s,
               11/15/11                              Aaa              2,257,500
     1,575,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth. Syst.
               Project D), 5 1/4s, 11/1/07           A3               1,704,938
     8,000,000 NY City, G.O. Bonds, Ser. C, 5 1/2s,
               8/1/13                                A2               8,910,000
     6,280,000 NY City, Rev. Bonds, 10.531s, 8/1/06
               (acquired 9/12/97, cost $7,384,526)
               (RES)                                 AAA/P            7,543,850
               NY City, Indl. Dev. Agcy. Rev. Bonds
     6,000,000 (Paper Inc.), 7.8s, 1/1/16            B+/P             6,300,000
     2,075,000 (British Airways), 7 5/8s, 12/1/32    BB+              2,100,938
     3,250,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             2,985,938
       500,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Brooklyn Polytech. U.
               Project J), 6 1/8s, 11/1/30           BB+                402,500
     5,000,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             4,968,750
     3,325,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,556,094
     5,500,000 NY City, Transitional Fin. Auth.
               Rev. Bonds (Future Tax), Ser. C,
               FSA, 5 1/4s, 8/1/10                   Aaa              6,263,125
     1,785,000 NY State Dorm. Auth. Rev. Bonds
               (Lenox Hill Hosp.), 5 3/4s, 7/1/12    A3               2,005,894
     8,000,000 NY State Energy Resource & Dev.
               Auth. Poll. Control IFB, FGIC,
               12.948s, 7/1/29 (acquired 12/19/94,
               cost $8,353,120) (RES)                Aaa              8,699,840
     4,500,000 NY State Env. Fac. Corp. Rev. Bonds,
               MBIA,  6s, 6/15/12                    Aaa              5,411,250
    11,185,000 NY State Env. Fac. Corp. Poll.
               Control FRB (PA 198), MBIA, 10.543s,
               6/15/10 (acquired 10/22/97, cost
               $13,449,963) (RES)                    AAA             15,421,301
     5,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30                           BB-/P            5,312,500
     5,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landings),
               Ser. A, 8s, 10/1/20                   B+/P             5,150,000
     3,800,000 Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Southampton
               Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30  B-/P             3,833,250
                                                                 --------------
                                                                     93,248,918

North Carolina (2.7%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. C
     7,500,000 5 3/8s, 1/1/17                        BBB              7,950,000
     3,400,000 5 3/8s, 1/1/16                        BBB              3,633,750
     2,000,000 5.3s, 1/1/15                          BBB              2,137,500
     4,500,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge.-Givens
               Estates Project), Ser. A,  6 1/2s,
               7/1/32                                BB-/P            4,618,125
               NC State Muni. Pwr. Agcy. Rev. Bonds
     4,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             4,470,000
     6,000,000 Ser. A, 5 1/2s, 1/1/13                Baa1             6,615,000
                                                                 --------------
                                                                     29,424,375

Ohio (2.2%)
-------------------------------------------------------------------------------
               Marion Cnty., Hlth. Care Fac.
               Rev. Bonds (United Church Homes)
       900,000 6 3/8s, 11/15/10                      BBB-               923,625
       750,000 6.3s, 11/15/15                        BBB-               763,125
     1,000,000 OH State Env. Impt. Rev. Bonds (USX
               Corp.), 5 5/8s, 5/1/29                Baa1             1,018,750
               OH State Higher Edl. Fac. FRB
               (Kenyon College Project)
     2,500,000 4.95s, 7/1/37                         A2               2,631,250
     5,000,000 4.85s, 7/1/37                         A2               5,268,750
     6,500,000 OH State Solid Waste Mandatory Put
               Bonds,  4.85s, 11/1/22                BBB              6,930,625
     6,000,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2             6,112,500
       700,000 OH State Wtr. Dev. Auth. Solid Waste
               Disp. Rev. Bonds (Bay Shore Power
               Co.), Ser. A, 5 7/8s, 9/1/20          BB+/P              674,625
                                                                 --------------
                                                                     24,323,250

Oklahoma (0.6%)
-------------------------------------------------------------------------------
               OK Dev. Fin. Auth. Rev. Bonds
     1,600,000 (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B/P              1,606,000
     3,075,000 (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1               2,417,719
     2,350,000 Ottawa Cnty., Fin. Auth. Indl.
               Rev. Bonds (Doane Products Co.),
               7 1/4s, 6/1/17                        B-/P             1,944,625
                                                                 --------------
                                                                      5,968,344

Oregon (0.6%)
-------------------------------------------------------------------------------
     6,700,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P            6,683,250

Pennsylvania (5.5%)
-------------------------------------------------------------------------------
     6,500,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Hlth. Syst.), Ser. B,
               9 1/4s, 11/15/15                      B2               7,068,750
     1,150,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3             1,154,313
     8,605,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             9,347,181
     1,700,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 5/8s, 7/1/34                 BB-/P            1,740,375
     3,750,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s, 1/15/25  D/P              1,743,750
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,526,250
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
     2,250,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2             2,258,438
     2,860,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               2,870,725
     1,750,000 New Morgan, Indl. Dev. Auth. Solid
               Waste Disp. Rev. Bonds (New Morgan
               Landfill Co., Inc.), 6 1/2s, 4/1/19   BB-              1,673,438
     2,000,000 PA Econ. Dev. Fin. Auth.
               Rev. Bonds (Amtrak Project), Ser. A,
               6 3/8s, 11/1/41                       A3               2,042,500
     9,000,000 PA State Econ. Dev. Fin. Auth. Res.
               Recvy. Rev. Bonds (Colver), Ser. E,
               8.05s, 12/1/15                        BBB-/P           9,462,510
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,500,000 (Widener U.), 5.4s, 7/15/36           BBB+             1,524,375
     1,345,000 (Philadelphia College of Osteopathic
               Med.),  5s, 12/1/13                   A                1,464,369
               Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
     4,875,853 (Graduate Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18 (In default) (NON)     Ca                   6,095
     3,000,000 (Jeanses Hosp. Project), 5 7/8s,
               7/1/17                                Baa2             3,018,750
               Scranton, G.O. Bonds, Ser. C
     3,060,000 7.1s, 9/1/31                          AAA/P            3,890,025
     1,000,000 7s, 9/1/22                            AAA/P            1,265,000
     2,500,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College
               Project), 6s, 12/15/27                BBB+             2,615,625
     2,600,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             2,681,250
     2,000,000 York Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 5 1/2s, 9/1/20    Baa1             2,022,500
                                                                 --------------
                                                                     59,376,219

Puerto Rico (0.7%)
-------------------------------------------------------------------------------
     7,400,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR), 6 5/8s, 6/1/26          Baa3             7,797,750

Rhode Island (0.1%)
-------------------------------------------------------------------------------
       710,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 6/1/42    Baa2               650,538

South Carolina (3.9%)
-------------------------------------------------------------------------------
               Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds
     5,215,000 (SR-Southern Connector), Ser. A,
               5 3/8s, 1/1/38                        B-               2,972,550
     4,465,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/21                                B-/P               128,369
     5,500,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/20                                B-/P               158,125
     4,200,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/14                                B-/P               152,250
     4,100,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/13                                B-/P               148,625
     1,000,000 (Cap. Appn. Sub.), Ser. C, zero %,
               1/1/12                                B-/P                37,500
     3,175,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              3,230,817
     2,275,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2               2,343,250
     4,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             4,190,000
               SC Jobs Econ. Dev. Auth. Rev. Bonds
    10,355,000 (St. Francis Hosp.-Franciscan
               Sisters), 7s, 7/1/15                  BBB+/P          10,607,351
     5,000,000 (Palmetto Hlth. Alliance), Ser. C,
               6s, 8/1/20                            Baa2             5,168,750
     3,800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2             4,887,750
     9,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   Baa2             8,448,750
                                                                 --------------
                                                                     42,474,087

South Dakota (0.1%)
-------------------------------------------------------------------------------
     1,650,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    Baa2             1,581,938

Tennessee (1.5%)
-------------------------------------------------------------------------------
     1,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             1,165,000
     7,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2             8,493,750
               Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.)
     4,000,000 5.05s, 9/1/12                         Baa2             4,325,000
     2,500,000 4 1/2s, 7/1/14                        Baa2             2,565,625
                                                                 --------------
                                                                     16,549,375

Texas (4.4%)
-------------------------------------------------------------------------------
     6,850,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 5.9s, 11/15/25   BB+/P            6,524,625
     3,985,000 Crawford Ed. Fac. Rev. Bonds (U. St.
               Thomas), 5 3/8s, 10/1/27              BBB+             3,980,019
     2,500,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Rev. Bonds (American Airlines,
               Inc.), 8 1/4s, 11/1/36                Caa2             1,956,250
     3,000,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             2,167,500
       500,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB+                482,500
               Houston, Arpt. Syst. Rev. Bonds
     7,000,000 (Special Fac. - Continental
               Airlines, Inc.), Ser. E, 6 3/4s,
               7/1/21                                B-               6,475,000
     3,000,000 (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               2,362,500
     5,500,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB-             5,032,500
     5,265,000 Round Rock, Hotel Occupancy Tax
               Rev. Bonds (Convention Ctr.
               Complex), 5.85s, 12/1/24              BBB/P            5,337,394
     4,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             4,713,750
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     6,250,000 6 1/8s, 7/1/23                        Baa2             6,394,375
     2,095,000 6s, 7/1/25                            Baa2             2,136,900
                                                                 --------------
                                                                     47,563,313

Utah (1.1%)
-------------------------------------------------------------------------------
     1,000,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7 1/2s, 2/1/10                        BB-              1,028,750
     5,500,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             5,582,500
     4,480,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1             4,872,000
                                                                 --------------
                                                                     11,483,250

Virginia (3.0%)
-------------------------------------------------------------------------------
     6,250,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6.7s, 6/1/27                  BB+/P            6,414,063
     2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB
               (Bon Secours Hlth. Syst.), FSA,
               10.61s, 8/23/27                       Aaa              2,757,500
     2,500,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds  (1st. Mtge.
               Williamsburg), Ser. A, 6 1/8s,
               3/1/32                                BB-/P            2,537,500
     4,000,000 Peninsula Ports Auth. Rev. Bonds (VA
               Baptist Homes), Ser. A, 7 3/8s,
               12/1/32                               B+/P             4,175,000
     5,250,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               4,350,938
               Roanoke Cnty. Indl. Dev. Auth.
               Rev. Bonds  (Res. Care Fac.), Ser. A
     2,000,000 6.3s, 7/1/35                          B+/P             2,015,000
     1,000,000 4.4s, 7/1/08                          B+/P             1,005,000
     1,000,000 Russell Cnty. Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Appalachian Pwr.
               Co.), Ser. I, 2.7s, 11/1/07           Baa2             1,002,500
     9,010,000 Suffolk, Redev. & Hsg. Auth.
               Rev. Bonds (Beach-Oxford Apts.),
               6 1/4s, 10/1/33                       BB-/P            8,041,425
                                                                 --------------
                                                                     32,298,926

Washington (0.9%)
-------------------------------------------------------------------------------
     4,970,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           Baa2             4,920,300
     5,500,000 Washington Cnty., Hsg. & Redev.
               Auth. Rev. Bonds (Healtheast),
               5 1/2s, 11/15/27                      Ba2              4,812,500
                                                                 --------------
                                                                      9,732,800

West Virginia (0.6%)
-------------------------------------------------------------------------------
     3,475,000 Mason Cnty., Poll. Control FRB
               (Appalachian Pwr. Co. Project),
               Ser. L, 5 1/2s, 10/1/22               Baa2             3,527,125
     4,495,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               3,197,069
                                                                 --------------
                                                                      6,724,194

Wisconsin (0.6%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,000,000 7s, 6/1/28                            Baa2             1,022,500
     5,500,000 6 3/8s, 6/1/32                        Baa2             5,176,875
                                                                 --------------
                                                                      6,199,375

Wyoming (0.6%)
-------------------------------------------------------------------------------
     5,350,000 Sweetwater Cnty., Poll. Control
               Rev. Bonds (Idaho Power Co.
               Project), Ser. A, 6.05s, 7/15/26      A3               5,543,938
     1,400,000 Uinta Cnty. Poll. Control VRDN
               (Chevron USA, Inc.), 0.88s, 12/1/22   VMIG1            1,400,000
                                                                 --------------
                                                                      6,943,938
                                                                 --------------
               Total Municipal bonds and notes
               (cost $1,057,722,513)                             $1,051,438,046

Preferred stocks (1.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.  (acquired
               6/11/99, cost $2,000,000) (RES)                       $2,145,000
     8,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. B,  7 3/4s cum. pfd.                     8,850,000
                                                                 --------------
               Total Preferred stocks
               (cost $10,000,000)                                   $10,995,000

Common stocks (0.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       184,103 Tembec, Inc. (Canada) (NON)                           $1,197,092
-------------------------------------------------------------------------------
               Total Investments (cost $1,076,779,798)           $1,063,630,138
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,081,833,850.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2004 was $60,222,241 or 5.6% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds and Floating Rate Bonds
      (FRB) are the current interest rates shown at January 31, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates shown at January 31, 2004.

      The fund had the following industry group concentrations greater than 10% at January 31, 2004 (as a percentage of net assets):

         Health care             34.5
         Utilities               19.2

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,076,779,798) (Note 1)                                       $1,063,630,138
-------------------------------------------------------------------------------
Cash                                                                7,594,876
-------------------------------------------------------------------------------
Interest and other receivables                                     15,616,839
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                317,954
-------------------------------------------------------------------------------
Receivable for securities sold                                      3,269,566
-------------------------------------------------------------------------------
Total assets                                                    1,090,429,373

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               2,368,852
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,468,843
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,542,531
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          545,048
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            173,372
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                120,542
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,518
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                303,737
-------------------------------------------------------------------------------
Other accrued expenses                                                 71,080
-------------------------------------------------------------------------------
Total liabilities                                                   8,595,523
-------------------------------------------------------------------------------
Net assets                                                     $1,081,833,850

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,267,147,503
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,784,303
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (173,948,296)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                        (13,149,660)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,081,833,850

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($864,825,030 divided by 68,355,448 shares)                            $12.65
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $12.65)*                $13.25
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($198,831,383 divided by 15,690,412 shares)**                          $12.67
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,830,506 divided by 855,711 shares)**                              $12.66
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,346,931 divided by 580,706 shares)                                 $12.65
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.65)***              $13.07
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2004 (Unaudited)

Interest income:                                                  $37,153,461
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,461,574
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        629,783
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             20,578
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        9,199
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 952,245
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 909,472
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  57,538
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  23,070
-------------------------------------------------------------------------------
Other                                                                  97,005
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           13,623
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (13,623)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                           (565)
-------------------------------------------------------------------------------
Total expenses                                                      6,159,899
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (17,569)
-------------------------------------------------------------------------------
Net expenses                                                        6,142,330
-------------------------------------------------------------------------------
Net investment income                                              31,011,131
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (43,114,943)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       76,441,625
-------------------------------------------------------------------------------
Net gain on investments                                            33,326,682
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $64,337,813
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $31,011,131      $76,752,234
-------------------------------------------------------------------------------
Net realized loss on investments                 (43,114,943)     (46,006,262)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    76,441,625      (14,729,467)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        64,337,813       16,016,505
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From ordinary income
   Class A                                                --          (17,230)
-------------------------------------------------------------------------------
   Class B                                                --           (3,945)
-------------------------------------------------------------------------------
   Class C                                                --             (187)
-------------------------------------------------------------------------------
   Class M                                                --             (171)
-------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                       (26,524,763)     (62,725,610)
-------------------------------------------------------------------------------
   Class B                                        (5,266,629)     (13,041,582)
-------------------------------------------------------------------------------
   Class C                                          (274,404)        (610,914)
-------------------------------------------------------------------------------
   Class M                                          (244,396)        (601,649)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (196,389,732)    (113,047,446)
-------------------------------------------------------------------------------
Total decrease in net assets                    (164,362,111)    (174,032,229)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,246,195,961    1,420,228,190
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,784,303 and
$3,083,364, respectively)                     $1,081,833,850   $1,246,195,961
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.31          $12.88          $13.39          $13.27          $14.13          $14.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .34 (c)         .74             .83             .80             .80             .81
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .35            (.57)           (.52)            .11            (.85)           (.48)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .69             .17             .31             .91            (.05)            .33
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.35)           (.74)           (.82)           (.79)           (.81)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.35)           (.74)           (.82)           (.79)           (.81)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.65          $12.31          $12.88          $13.39          $13.27          $14.13
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.67*           1.34            2.38            7.10            (.24)           2.25
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $864,825      $1,000,769      $1,115,695      $1,145,710      $1,114,842      $1,157,920
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .46* (c)        .91             .90             .88             .86             .87
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.70* (c)       5.83            6.31            6.01            5.95            5.56
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      9.64*          28.90           19.87           17.95           12.05           12.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.33          $12.90          $13.41          $13.29          $14.15          $14.62
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .30 (c)         .67             .76             .73             .73             .74
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .35            (.57)           (.52)            .12            (.86)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .65             .10             .24             .85            (.13)            .27
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.31)           (.67)           (.75)           (.73)           (.73)           (.74)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.31)           (.67)           (.75)           (.73)           (.73)           (.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.67          $12.33          $12.90          $13.41          $13.29          $14.15
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.32*           0.82            1.88            6.55            (.82)           1.81
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $198,831        $222,970        $281,825        $356,506        $441,174        $743,456
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .78* (c)       1.43            1.40            1.39            1.44            1.37
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.37* (c)       5.32            5.83            5.49            5.36            5.03
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      9.64*          28.90           19.87           17.95           12.05           12.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------
                                 Six months                                                                        For the
                                    ended                                                                          period
                                  January 31                                                                    Feb 1, 1999+
Per-share                        (Unaudited)                         Year ended July 31                          to July 31
operating performance               2004            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $12.31          $12.89          $13.39          $13.27          $14.13          $14.73
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                .29 (c)         .64             .72             .69             .69             .36
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .36            (.58)           (.51)            .12            (.85)           (.60)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .65             .06             .21             .81            (.16)           (.24)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.30)           (.64)           (.71)           (.69)           (.70)           (.36)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.30)           (.64)           (.71)           (.69)           (.70)           (.36)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.66          $12.31          $12.89          $13.39          $13.27          $14.13
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              5.34*           0.45            1.64            6.25           (1.05)           1.58*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $10,831         $12,028         $11,002          $6,779          $3,945          $2,738
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .86* (c)       1.71            1.70            1.68            1.66             .83*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.30* (c)       5.02            5.46            5.20            5.16            2.47*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              9.64*          28.90           19.87           17.95           12.05           12.16
----------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.31          $12.89          $13.39          $13.27          $14.14          $14.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .32 (c)         .70             .79             .76             .77             .77
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .35            (.58)           (.51)            .12            (.87)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .67             .12             .28             .88            (.10)            .30
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.33)           (.70)           (.78)           (.76)           (.77)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.33)           (.70)           (.78)           (.76)           (.77)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.65          $12.31          $12.89          $13.39          $13.27          $14.14
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      5.52*           0.96            2.16            6.79            (.62)           2.01
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $7,347         $10,429         $11,706         $11,474         $13,745         $23,693
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .61* (c)       1.21            1.20            1.18            1.16            1.17
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.54* (c)       5.54            6.00            5.70            5.65            5.27
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      9.64*          28.90           19.87           17.95           12.05           12.16
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation the expenses of the fund reflect a reduction of less than 0.01% of the average net assets (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2004 (unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of approximately $72,899,436 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
  $12,477,080    July 31, 2004
   21,345,454    July 31, 2006
   23,390,767    July 31, 2007
    7,813,842    July 31, 2008
    1,682,906    July 31, 2009
    1,466,587    July 31, 2010
    4,722,800    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 approximately $51,751,776 of losses recognized during the period November 1, 2002 to July 31, 2003.

The aggregate identified cost on a tax basis is $1,076,684,105, resulting in gross unrealized appreciation and depreciation of $56,460,114 and $69,514,081, respectively, or net unrealized depreciation of $13,053,967.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary bear other expenses) through December 31, 2004 to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2004 the fund paid PFTC $527,172 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2004, the fund's expenses were reduced by $17,569 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,901 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $18,644 and $89 from the sale of class A and class M shares, respectively, and received $327,548 and $142 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received $4,649 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,212,705 and $319,822,714, respectively. There were no purchases and sales of U.S. government securities.

Note 4
Capital shares

At January 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,761,437       $21,877,038
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,283,002        16,031,819
----------------------------------------------------------------
                                     3,044,439        37,908,857

Shares repurchased                 (15,988,322)     (199,528,178)
----------------------------------------------------------------
Net decrease                       (12,943,883)    $(161,619,321)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,302,265       $92,127,348
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,953,632        37,186,069
----------------------------------------------------------------
                                    10,255,897       129,313,417

Shares repurchased                 (15,560,514)     (195,724,936)
----------------------------------------------------------------
Net decrease                        (5,304,617)     $(66,411,519)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            636,126        $7,947,562
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       209,561         2,622,890
----------------------------------------------------------------
                                       845,687        10,570,452

Shares repurchased                  (3,239,662)      (40,498,189)
----------------------------------------------------------------
Net decrease                        (2,393,975)     $(29,927,737)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,854,677       $23,435,847
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       512,488         6,465,446
----------------------------------------------------------------
                                     2,367,165        29,901,293

Shares repurchased                  (6,122,644)      (77,328,504)
----------------------------------------------------------------
Net decrease                        (3,755,479)     $(47,427,211)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             86,527        $1,075,423
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,135           138,884
----------------------------------------------------------------
                                        97,662         1,214,307

Shares repurchased                    (218,682)       (2,722,956)
----------------------------------------------------------------
Net decrease                          (121,020)      $(1,508,649)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            345,325        $4,381,427
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        25,053           308,458
----------------------------------------------------------------
                                       370,378         4,689,885

Shares repurchased                    (247,328)       (3,113,145)
----------------------------------------------------------------
Net increase                           123,050        $1,576,740
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             15,574          $194,373
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        13,412           167,483
----------------------------------------------------------------
                                        28,986           361,856

Shares repurchased                    (295,478)       (3,695,881)
----------------------------------------------------------------
Net decrease                          (266,492)      $(3,334,025)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             47,097          $565,889
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        31,500           421,804
----------------------------------------------------------------
                                        78,597           987,693

Shares repurchased                    (139,917)       (1,773,149)
----------------------------------------------------------------
Net decrease                           (61,320)        $(785,456)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended January 31, 2004, Putnam Management has assumed $13,623 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA042-211467  036/679/851  3/04


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 1, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 1, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 1, 2004